Putnam
Diversified
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In an environment that was somewhat challenging for higher-yielding bonds but still far more settled than the stock market, Putnam Diversified Income Trust was able to deliver positive results for the fiscal year ended September 30, 2002. However, because of its portfolio focus toward lower-rated issues, the fund lagged both its primary benchmark, the Lehman Aggregate Bond Index, and the Lipper average for its category.

During periods such as this, in which wary investors place more emphasis on safety than on returns, funds such as yours are not usually expected to perform as well as those with more conservative orientations. However, in a period in which other asset classes, such as stocks, saw significant losses, the fund's solid positive return illustrated the value of diversifying into bonds.

The following report provides a detailed review of the fund's strategy and results for the period. The managers also offer their views of the fund's prospects for the fiscal year that just began.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 20, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income and
Core Fixed-Income High-Yield teams

The year ended September 30, 2002, was, on balance, a highly favorable period for the bond market. With significant volatility in the U.S. and foreign equity markets, concerns about global terrorism, corporate scandals in the United States, and a cyclical economic slowdown causing lackluster profits, investors have flocked to bonds. High-quality bonds have benefited the most, as nervous investors have generally avoided riskier investments. However, while the lower-quality sectors have underperformed high-quality bonds, these sectors -- such as high-yield corporate bonds and emerging-markets bonds -- still have generally outperformed equities by a large margin. By and large, investors who have diversified their portfolios into fixed-income securities during the past 12 months have been rewarded.

Total return for 12 months ended 9/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   4.61%  -0.34%    3.70%  -1.09%   3.72%  2.76%    4.13%   0.74%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

Putnam Diversified Income Trust is a multi-sector portfolio that may invest in high-yield corporate, investment-grade corporate, emerging markets, foreign investment-grade, and high-quality U.S. government bonds, such as Treasuries and mortgage-backed securities (MBS). Over the reporting period, these sectors had mixed results for the reasons described above. The fund has significant holdings in high-yield corporate bonds, which hurt overall performance and caused it to underperform its primary benchmark, the Lehman Aggregate Bond Index. Fund holdings in U.S. government and MBS, international bonds, and emerging-markets bonds all helped boost returns during the period. Within its Lipper category, the fund's return at net asset value (NAV) was in line with its category average.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Consumer staples           8.8%

Basic materials            5.8%

Capital goods              4.7%

Health care                3.6%

Gaming and lottery         3.2%

Footnote reads:
*Based on net assets as of 9/30/02. Holdings will vary over time.


The fund's return at NAV was ahead of the JP Morgan Global High Yield Index, which tracks high-yield bonds, but it lagged the SSB Non-U.S. World Government Bond Index, which tracks international government securities.

* UNPREDICTABLE YEAR DROVE INVESTORS  TOWARD QUALITY

Beginning with the terrorist attacks that shook the financial markets a year ago, the past fiscal year has been unusually challenging. Immediately following September 11, investors generally sought safety in high-quality bonds and shunned riskier investments. However, in the fourth quarter of 2001, investors were buoyed by evidence of economic strengthening, U.S. military success in Afghanistan, and rising equity prices. High-quality bonds ended up having a turbulent quarter, marked by a sharp sell-off in November. High-yield bonds and emerging-markets bonds (except for trouble spots such as Argentina) had solid returns during the fourth quarter. In fact, it was the strongest quarterly performance for high-yield bonds in many years.

"We all need bonds in our
investment mix, now more than ever."

-- Bloomberg Personal Finance, September 2002


With renewed optimism to start 2002, U.S. investors, in particular, were blindsided by a wave of corporate scandals. Beginning with Enron, these scandals included former investment darlings such as Global Crossing, Qwest, Tyco, and WorldCom. Each time, just as investors were catching their breath, it seemed that another well-known company was being accused of malfeasance.

The economy was also unpredictable. In the first quarter, many analysts were forecasting slow growth that would begin to pick up by midyear. In fact, sagging consumer confidence, continued rounds of layoffs, and steep declines in the stock market -- exemplified by an exceptionally poor third quarter, in which the Dow Jones Industrial Average and the S&P 500 Index each lost more than 17% -- resulted in a change in the forecast, calling for slow growth well into 2003. While many had predicted in early 2002 that the Federal Reserve Board could raise rates sometime this year, by the end of the fund's fiscal year, it appeared possible that the Fed could ease at least once more before beginning to tighten again. (This belief was confirmed on November 6, 2002, when the Fed reduced short-term rates by one half of one percentage point.)

Fund Profile

Putnam Diversified Income Trust is a multi-sector fund that seeks income from three sectors: U.S. corporate and government investment-grade bonds, foreign bonds, and higher-yielding, lower-rated corporate bonds. The fund may be suitable for investors seeking high current income with asset class diversification.

The result of this uncertainty and risk aversion has been a surging U.S. Treasury market that brought the yield on the 10-year Treasury bond to the 3.60%-3.65% range by the end of the period -- a level not seen since the late 1950s.

* MANAGEMENT EMPHASIZED HIGH-YIELD BONDS DURING FISCAL YEAR

During 2000 and 2001, bonds outperformed other asset classes. This two-year rally and the general feeling that the economy would begin to strengthen in 2002 caused your fund's management teams to believe that bonds with greater yield spreads over Treasuries would outperform in 2002. The high-yield market typically anticipates an economic recovery, and with a peak in default rates occurring in January 2002, it appeared that high-yield bonds were poised to have a strong year -- especially given the strong performance this sector had in the fourth quarter of 2001. However, the high-yield rally never materialized; rather, it was eclipsed by sharp declines in the equity markets and general uncertainty and risk aversion among investors.

In spite of the disappointing performance in the fund's high-yield holdings, we remain confident in their potential and expect to keep the fund's weighting in high-yield bonds at its current level of approximately 50% of total net assets. Our high-yield strategy is supported by a number of positive trends: yield spreads relative to Treasuries are widening; default rates, having peaked earlier in the year, are improving; and demand appears to be growing. Yields are high -- often exceeding 10% -- and there is potential for price appreciation. Finally, large companies are now entering the high-yield universe, having been recently downgraded from investment-grade status. Many of these "fallen angels" have strong cash flows and manageable amounts of debt and offer attractive yields relative to their credit-risk profile.

* OTHER FUND SECTORS WERE AFFECTED BY INVESTOR AVERSION TO RISK

The remaining sectors of the fund's portfolio -- including emerging markets, international developed markets, and U.S. Treasury and MBS -- had varying performance, depending on the level of risk attached to the sector.

Despite a difficult year for the emerging-markets sector, the fund's emerging-markets holdings actually boosted performance. In particular, the fund benefited from strong performance among our holdings in Russia, Bulgaria, and Mexico, which have benefited from rising oil prices and greater economic stability.

In developed international markets, the fund's holdings of high-quality government bonds and mortgage-backed securities performed well. We emphasized the U.K., Canada, and Sweden. In addition, all non-U.S. dollar-denominated holdings benefited from a declining dollar during the fiscal year.

The fund's U.S. investment-grade holdings, which accounted for approximately one-quarter of total net assets, included U.S. Treasuries and MBS. These performed well during the year, with Treasuries benefiting from the flight to quality and MBS benefiting from attractive yield spreads over Treasuries. There has been some concern that MBS yields may decline as a result of high refinancing rates, so we will continue to monitor this situation and take necessary action, such as trimming back the fund's holdings, if appropriate.

* OUTLOOK POSITIVE FOR LOWER-RATED SECTORS, UNCERTAIN FOR TREASURIES

By the end of 2002, if current trends continue, bonds will have had three consecutive years of strong performance. Short-term interest rates are at lows not seen for nearly half a century, and may even be reduced further. The yield curve is extremely steep, meaning that there is a large difference between short-term and long-term yields. These trends suggest that the bond market is poised for change, and we believe that the change will probably come in the form of higher bond yields. With the market in such a "hair-trigger" state, it probably would not take much more than a hint of stronger growth, greater optimism, or a sustained rally in stocks, to cause yields to rise. And, in fact, we have already seen a sharp rise in yields in October as a result of an increase in optimism about the economy.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH-YIELD BONDS

Echostar Broadband Corp.
Senior notes, 10.375%, 2007
Consumer staples

HMH Properties, Inc.
Company guaranty, Series B, 7.875%, 2008
Lodging/tourism

Allied Waste North America, Inc.
Company guaranty, Series B, 10%, 2009
Capital goods

FOREIGN BONDS

Sweden (Government of) bonds
Series 1044, 3.5%, 2006

Sweden (Government of) bonds
Series 1037, 8%, 2007

Canada (Government of) bonds
6%, 2011

U.S. INVESTMENT-GRADE SECURITIES

U.S. Treasury bonds
6.25%, 8/15/23

U.S. Treasury bonds
6.25%, 5/15/30

U.S. Treasury notes
3.25%, 8/15/07

Footnote reads:
These holdings represent 10.8% of the fund's net assets as of 9/30/02. Portfolio holdings will vary over time.

In such an environment, we have seen that, historically, bonds with greater credit risk and higher coupons have tended to outperform higher-quality, more interest-rate sensitive bonds. High-yield bonds historically have performed well when the stock market and the economy are in recovery. Emerging-markets bonds also should outperform higher-quality bonds if, as we believe, interest rates rise and the global economy begins to recover.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Lower-rated bonds may offer higher yields in return for more risk. Government securities guarantee principal and interest; mutual funds that invest in these securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

This fund is managed by the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams. The members of the Putnam Core Fixed-Income Team are D. William Kohli (Portfolio Leader), David Waldman (Portfolio Member), Kevin Cronin, Carl Bell, Rob Bloemker, Andrea Burke, James Prusko, Michael Salm, and John Van Tassel. The members of the Putnam Core Fixed-Income High-Yield Team are Stephen Peacher (Portfolio Member), Norm Boucher, Jeffrey Kaufman, Geoffrey Kelley, Neal Reiner, Paul Scanlon, Rosemary Thomsen, and Joseph Towell.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 9/30/02

                     Class A         Class B        Class C        Class M
(inception dates)   (10/3/88)       (3/1/93)       (2/1/99)       (12/1/94)
                   NAV     POP     NAV   CDSC     NAV   CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            4.61%  -0.34%   3.70%  -1.09%   3.72%   2.76%   4.13%   0.74%
------------------------------------------------------------------------------
5 years           6.47    1.44    2.49    1.10    2.50    2.50    4.95    1.50
Annual average    1.26    0.29    0.49    0.22    0.49    0.49    0.97    0.30
------------------------------------------------------------------------------
10 years         62.94   55.22   51.07   51.07   51.05   51.05   58.46   53.28
Annual average    5.00    4.49    4.21    4.21    4.21    4.21    4.71    4.36
------------------------------------------------------------------------------
Annual average
(life of fund)    6.86    6.49    6.03    6.03    6.05    6.05    6.54    6.28
------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/02

                        Lehman        SSB Non-U.S.      JP Morgan
                       Aggregate       World Govt.     Global High          Consumer
                      Bond Index      Bond Index       Yield Index*        price index
---------------------------------------------------------------------------------------
1 year                  8.60%           10.45%            2.36%               1.46%
---------------------------------------------------------------------------------------
5 years                45.81            19.12             1.61               12.09
Annual average          7.84             3.56             0.32                2.31
---------------------------------------------------------------------------------------
10 years              103.71            64.51               --               27.95
Annual average          7.38             5.10               --                2.50
---------------------------------------------------------------------------------------
Annual average
(life of fund)          8.62             7.03               --                2.98
---------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*The index's inception date is 12/31/93. Changed from CSFB High Yield Index as of January 30, 2002 prospectus date.

LIPPER INFORMATION:

The average annualized return for the 124 funds in the Lipper Multi-Sector Income Funds category over the 12 months ended 9/30/02 was 5.03%. Over the 5- and 10-year periods ended 9/30/02, annualized returns for the category were 2.07% and 5.38%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/92

               Fund's class A   Lehman Aggregate   Consumer price
Date            shares at POP      Bond Index          index

9/30/92             9,525            10,000           10,000
9/30/93            10,750            10,998           10,269
9/30/94           10,.650            10,643           10,573
9/30/95            11,916            12,140           10,842
9/30/96            13,150            12,734           11,168
9/30/97            14,578            13,971           11,415
9/30/98            14,334            15,580           11,578
9/30/99            14,378            15,523           11,875
9/30/00            14,804            16,607           12,286
9/30/01            14,837            18,759           12,611
9/30/02           $15,522           $20,371          $12,795

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $15,107 and $15,105, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $15,846 ($15,328 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)               12            12            12            12
------------------------------------------------------------------------------
Income              $0.7434       $0.6758       $0.6777       $0.7208
------------------------------------------------------------------------------
Return of
capital 1           $0.0486       $0.0442       $0.0443       $0.0472
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total             $0.792        $0.720        $0.722        $0.768
------------------------------------------------------------------------------
Share value:       NAV     POP      NAV           NAV        NAV     POP
------------------------------------------------------------------------------
9/30/01          $9.26   $9.72     $9.22         $9.24     $9.22   $9.53
------------------------------------------------------------------------------
9/30/02           8.89    9.33      8.84          8.86      8.83    9.13
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2            8.91%   8.49%     8.14%         8.13%     8.70%   8.41%
------------------------------------------------------------------------------
Current 30-day
SEC yield 3       7.58    7.22      6.82          6.82      7.33    7.08
------------------------------------------------------------------------------

1 See page 64 for details.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Aggregate Bond Index* is an unmanaged index used as a general measure of U.S. fixed-income securities.

Salomon Smith Barney (SSB) Non-U.S. World Government Bond Index* is an unmanaged index of government bonds from 10 countries.

JP Morgan Global High Yield Index* is an unmanaged index of global high-yield debt securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Diversified Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the fund's portfolio, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG  LLP
Boston, Massachusetts
November 5, 2002



THE FUND'S PORTFOLIO
September 30, 2002

CORPORATE BONDS AND NOTES (45.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
         $4,725,284 Interact Operating Co. notes 14s, 2003 (PIK)                                               $473
          1,000,000 Lamar Advertising Co. Structured Notes (issued by
                    COUNTS Trust) Ser. 01-6, 9.84s, 2006                                                    997,500
            970,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                       1,017,288
                                                                                                      -------------
                                                                                                          2,015,261

Automotive (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,074,918 Collins & Aikman Products, Inc. bank term loan FRN Ser. B, 7s, 2005
                    (acquired 12/20/01, cost $2,054,169) (RES)                                            2,078,252
          3,353,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                        3,051,230
          6,310,000 Collins & Aikman Products, Inc. company guaranty 10 3/4s, 2011                        6,136,475
          6,950,000 DaimlerChrysler Corp. company guaranty 8 1/2s, 2031                                   8,162,428
          5,000,000 DaimlerChrysler NA Holding Corp. company guaranty 7 1/8s, 2003                        5,099,250
          3,015,000 Dana Corp. notes 9s, 2011                                                             2,834,100
            635,000 Dana Corp. notes 7s, 2029                                                               457,200
          1,464,000 Dana Corp. notes 6 1/4s, 2004                                                         1,405,440
EUR         235,000 Dana Corp. sr. notes 9s, 2011                                                           211,305
         $1,165,000 Dana Corp. 144A sr. notes 10 1/8s, 2010                                               1,165,000
            665,000 Delco Remy International, Inc. company guaranty 11s, 2009                               452,200
          1,410,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                           958,800
            680,000 Delco Remy International, Inc. sr. notes 8 5/8s, 2007                                   564,400
          1,496,250 Dura Operating Corp. bank term loan FRN Ser. C, 4.32s, 2007
                    (acquired 7/30/02, cost $1,500,000) (RES)                                             1,495,876
          2,890,000 Dura Operating Corp. company guaranty Ser. B, 8 5/8s, 2012                            2,882,775
          3,155,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                2,910,488
          1,594,188 Exide Corp. bank term loan FRN Ser. B, 7.07s, 2005
                    (acquired 11/7/01, cost $1,092,019) (In default) (NON) (RES)                            665,573
          1,050,000 Exide Corp. sr. notes 10s, 2005 (In default) (NON)                                      162,750
            780,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                               179,400
          1,140,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                               262,200
          6,680,000 Ford Motor Co. notes 7.45s, 2031                                                      5,410,666
          1,685,000 Ford Motor Credit Corp. notes 7 7/8s, 2010                                            1,639,235
          1,110,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            1,063,447
          1,210,000 Ford Motor Credit Corp. notes 7 1/4s, 2011                                            1,121,610
          9,255,000 General Motors Acceptance Corp. bonds 8s, 2031                                        8,964,393
            910,000 Hayes Lemmerz International, Inc. 144A company guaranty 11 7/8s,
                    2006 (In default) (NON)                                                                 573,300
            480,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                         500,208
          7,255,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       7,508,417
EUR       2,738,000 Lear Corp. sr. notes 8 1/8s, 2008                                                     2,705,418
         $1,220,000 Lear Corp. Structured Notes (issued by STEERS Credit Linked
                    Trust 2001) 8.46s, 2006                                                               1,226,100
          1,690,000 Tenneco Automotive, Inc. company guaranty Ser. B, 11 5/8s, 2009                       1,301,300
                                                                                                      -------------
                                                                                                         73,149,236

Basic Materials (5.7%)
-------------------------------------------------------------------------------------------------------------------
          4,875,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                         5,118,750
          1,130,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                            1,197,800
          5,740,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          5,682,600
          5,244,000 AK Steel Corp. 144A company guaranty 7 3/4s, 2012                                     5,152,230
          3,249,822 Alabama River Newsprint bank term loan FRN 3.918s, 2002
                    (acquired various dates 4/14/98 to 4/30/98, cost $2,918,140) (RES)                    3,054,832
          2,121,495 Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s, 2007
                    (In default) (NON) (PIK)                                                                424,299
          1,838,293 Appleton Papers, Inc. bank term loan FRN 5.058s, 2006
                    (acquired 7/31/02, cost $1,848,636) (RES)                                             1,847,484
          6,700,000 Appleton Papers, Inc. company guaranty Ser. B, 12 1/2s, 2008                          7,068,500
          3,760,000 ARCO Chemical Co. debs. 9.8s, 2020                                                    2,932,800
          6,500,000 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)                          6,402,500
          3,900,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                           3,354,000
          1,993,750 Compass Minerals Group, Inc. bank term loan FRN Ser. B, 4.628s, 2009
                    (acquired 11/26/01, cost $1,983,781) (RES)                                            2,001,227
          2,680,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                               2,840,800
          5,510,000 Doe Run Resources Corp. company guaranty Ser. B, 11 1/4s, 2005
                    (In default) (NON)                                                                    1,432,600
            720,000 Doe Run Resources Corp. company guaranty Ser. B(a), 11 1/4s, 2005
                    (In default) (NON)                                                                      230,400
          1,690,000 Doe Run Resources Corp. company guaranty FRN Ser. B, 8.119s, 2003
                    (In default) (NON)                                                                      388,700
         10,565,000 Equistar Chemicals LP/Equistar Funding Corp. company guaranty
                    10 1/8s, 2008                                                                         9,614,150
          1,560,000 Ferro Corp. sr. notes 9 1/8s, 2009                                                    1,693,737
          4,809,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              4,953,270
            960,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                     1,003,200
          2,110,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                              1,813,608
          4,440,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                              3,247,816
          4,605,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                              3,842,688
            645,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                                532,125
          1,540,000 Haynes International, Inc. sr. notes 11 5/8s, 2004                                    1,124,200
         10,855,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                        11,506,300
          1,463,085 Huntsman Corp. bank term loan FRN Ser. A, 5.881s, 2002
                    (acquired various dates 3/11/02 to 3/28/02, cost $1,079,772) (RES)                    1,234,844
            850,000 Huntsman Corp. bank term loan FRN Ser. B, 5.131s, 2004
                    (acquired 7/17/02, cost $737,375) (RES)                                                 720,375
          1,574,346 Huntsman Corp. bank term loan FRN Ser. C, 5.381s, 2005
                    (acquired various dates 3/22/02 to 7/17/02, cost $1,305,464) (RES)                    1,328,748
         10,280,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                           8,738,000
          6,695,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                    1,606,800
            997,354 IMC Global, Inc. bank term loan FRN Ser. B, 5.59s, 2006
                    (acquired 8/14/02, cost $1,006,081) (RES)                                             1,001,593
          1,715,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                               1,862,096
          3,736,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                               4,057,819
            250,000 IMC Global, Inc. debs. 7 3/8s, 2018                                                     200,830
          8,440,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                               8,440,000
            370,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10 7/8s, 2006
                    (In default) (NON)                                                                      251,600
          9,318,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003
                    (In default) (NON)                                                                    1,118,160
             60,000 LTV Corp. company guaranty 8.2s, 2007 (In default) (NON)                                      6
            752,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                               721,920
          1,810,000 Lyondell Chemical Co. company guaranty 9 1/2s, 2008                                   1,629,000
          4,190,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                      3,875,750
          2,501,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                 2,313,425
          4,890,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                    4,046,475
EUR       3,720,000 MDP Acquisitions PLC sr. notes 10 1/8s, 2012 (Ireland)                                3,638,975
           $150,000 MDP Acquisitions PLC 144A sr. notes 9 5/8s, 2012 (Ireland)                              150,000
          1,030,000 Messer Griesheim Holdings AG bank term loan FRN Ser. C2, 5.078s,
                    2010 (acquired 7/30/02, cost $1,041,588) (Germany) (RES)                              1,033,005
            970,000 Messer Griesheim Holdings AG bank term loan FRN Ser. B2, 4.58s,
                    2009 (acquired 7/30/02, cost $980,913) (Germany) (RES)                                  972,829
EUR       1,180,000 Messer Griesheim Holdings AG sr. notes 10 3/8s, 2011 (Germany)                        1,205,018
         $3,390,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                 3,406,950
          1,500,000 Millenium America, Inc. company guaranty 7s, 2006                                     1,403,760
          2,350,000 Millenium America, Inc. 144A sr. notes 9 1/4s, 2008                                   2,408,750
          1,190,000 Norske Skog Canada, Ltd. company guaranty 8 5/8s, 2011 (Canada)                       1,142,400
          2,265,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                           2,276,325
            650,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                        630,500
          2,010,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                      2,025,075
          3,420,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                       3,693,600
          6,340,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                          6,244,900
          3,815,000 Oregon Steel Mills, Inc. 144A 1st mtge. 10s, 2009                                     3,795,925
          1,707,000 P&L Coal Holdings Corp. company guaranty Ser. B, 9 5/8s, 2008                         1,798,751
          6,260,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    6,260,000
          2,904,664 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                1,888,032
            968,221 Pioneer Companies, Inc. sec. FRN 5.298s, 2006                                           619,661
            780,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007 (In default) (NON)                148,200
          1,348,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008 (In default) (NON)            256,120
          4,660,000 Potlatch Corp. company guaranty 10s, 2011                                             5,044,450
          6,330,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   4,304,400
            895,500 Riverwood International Corp. bank term loan FRN Ser. C, 4.422s,
                    2007 (acquired 4/24/02, cost $895,500) (RES)                                            895,080
            900,000 Riverwood International Corp. bank term loan FRN Ser. C, 4.422s,
                    2008 (acquired 4/24/02, cost $900,000) (RES)                                            898,032
         12,215,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                         12,337,150
          5,390,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           3,773,000
          1,500,000 Silgan Holdings, Inc. bank term loan FRN 3.85s, 2007
                    (acquired 6/25/02, cost $1,500,000) (RES)                                             1,498,125
          3,450,000 Smurfit-Stone Container Corp. 144A sr. notes 8 1/4s, 2012                             3,415,500
          6,085,000 Steel Dynamics, Inc. 144A sr. notes 9 1/2s, 2009                                      6,024,150
          5,180,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s, 2008 (In default) (NON)             25,900
          2,530,000 Sterling Chemicals, Inc. company guaranty Ser. B, 12 3/8s, 2006
                    (In default) (NON)                                                                    2,580,600
          2,923,077 Stone Container Corp. bank term loan FRN Ser. B, 4 3/8s, 2009
                    (acquired 7/19/02, cost $2,923,077) (RES)                                             2,906,027
          1,076,923 Stone Container Corp. bank term loan FRN Ser. C, 4 3/8s, 2009
                    (acquired 7/19/02, cost $1,076,923) (RES)                                             1,070,641
          7,130,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                          7,343,900
          1,950,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                          2,008,500
            360,000 Stone Container Corp. 144A company guaranty 11 1/2s,
                    2006 (Canada)                                                                           385,200
          3,500,000 Stone Container Corp. 144A sr. notes 8 3/8s, 2012                                     3,447,500
          5,414,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                        5,441,070
            220,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                          221,100
             50,000 Tembec Industries, Inc. company guaranty 7 3/4s, 2012 (Canada)                           48,250
            480,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                  302,400
          1,020,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                          663,000
          1,135,000 United States Steel, LLC sr. notes 10 3/4s, 2008                                      1,117,975
          3,000,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           1,140,000
            209,000 Weirton Steel Corp. sr. notes FRN 10s, 2008                                              31,350
          2,900,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007 (In default) (NON)                87,000
          2,340,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     1,872,000
                                                                                                      -------------
                                                                                                        245,489,133

Building Materials (0.5%)
-------------------------------------------------------------------------------------------------------------------
          7,090,000 American Standard Companies, Inc. company guaranty 7 5/8s, 2010                       7,338,150
            370,000 American Standard Companies, Inc. company guaranty 7 1/8s, 2003                         371,850
          1,420,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                         1,377,400
          1,710,000 Building Materials Corp. company guaranty 8s, 2008                                    1,385,100
          5,510,000 Dayton Superior Corp. company guaranty 13s, 2009                                      4,628,400
          1,650,000 NCI Building Systems, Inc. bank term loan FRN Ser. B, 5.08s, 2008
                    (acquired 9/4/02, cost $1,650,000) (RES)                                              1,648,969
          7,740,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                   2,476,800
          5,405,000 Owens Corning notes 7 1/2s, 2005 (In default) (NON)                                   1,729,600
                                                                                                      -------------
                                                                                                         20,956,269

Capital Goods (4.6%)
-------------------------------------------------------------------------------------------------------------------
          3,090,000 ABB Finance, Inc. company guaranty Ser. EMTN, 6 3/4s, 2004                            2,592,510
          1,549,000 Advanced Glass Fiber Yarns bank term loan FRN Ser. A, 9s, 2004
                    (acquired 9/12/02, cost $1,084,300) (RES)                                             1,006,850
          1,440,000 Advanced Glass Fiber Yarns sr. sub. notes 9 7/8s, 2009 (In default) (NON)               216,000
          3,622,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      3,513,340
          2,811,221 Alliant Techsystems, Inc. bank term loan FRN Ser. C, 4.063s, 2009
                    (acquired 5/7/02, cost $2,811,221) (RES)                                              2,814,032
          3,810,512 Allied Waste Industries, Inc. bank term loan FRN 4.855s, 2007
                    (acquired various dates 10/18/01 to 2/27/02, cost $3,741,618) (RES)                   3,674,080
             20,253 Allied Waste Industries, Inc. bank term loan FRN 4.61s, 2006
                    (acquired 10/18/01, cost $19,864) (RES)                                                  19,510
         17,830,000 Allied Waste North America, Inc. company guaranty Ser. B, 10s, 2009                  16,581,900
          1,725,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 7/8s, 2008                1,656,000
          6,425,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 1/2s, 2008                6,071,625
            490,000 Allied Waste North America, Inc. company guaranty Ser. B, 7 7/8s, 2009                  458,150
          3,960,000 Applied Extrusion Technologies, Inc. company guaranty Ser. B,
                    10 3/4s, 2011                                                                         2,910,600
          3,430,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                 2,675,400
          7,485,000 Argo-Tech Corp. 144A company guaranty 8 5/8s, 2007                                    5,838,300
          2,250,000 Ball Corp. company guaranty 8 1/4s, 2008                                              2,311,875
            810,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          611,550
            860,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                  623,500
          9,760,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    7,027,200
          1,995,000 Berry Plastics Corp. bank term loan FRN Ser. B, 4.86s, 2010
                    (acquired various dates 7/18/02 to 7/30/02, cost $2,001,250) (RES)                    2,004,975
          3,470,000 Berry Plastics Corp. company guaranty 10 3/4s, 2012                                   3,591,450
            993,754 Blount, Inc. bank term loan FRN Ser. B, 6.31s, 2006
                    (acquired 8/1/02, cost $988,164) (RES)                                                  975,121
          6,560,000 Blount, Inc. company guaranty 13s, 2009                                               4,001,600
          3,525,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                       3,769,706
          6,670,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                     5,202,600
          4,100,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                               3,741,250
            100,000 Day International Group, Inc. company guaranty 9 1/2s, 2008                              77,000
          4,140,000 Decrane Aircraft Holdings Co. company guaranty Ser. B, 12s, 2008                      3,353,400
          5,970,000 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                                        5,880,450
          2,323,117 Flowserve Corp. bank term loan FRN Ser. C, 4.707s, 2009
                    (acquired 4/30/02, cost $2,323,117) (RES)                                             2,307,352
          3,139,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        3,233,170
          1,900,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                 1,425,000
          1,000,000 Grief Brothers bank term loan FRN Ser. C, 4.054s, 2009
                    (acquired 8/2/02, cost $1,000,000) (RES)                                                999,250
          1,270,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                876,300
          3,170,000 High Voltage Engineering Corp. sr. notes 10 3/4s, 2004                                1,141,200
          2,150,000 IESI Corp. 144A sr. sub. notes 10 1/4s, 2012                                          2,064,000
          2,410,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                              120,500
          3,039,000 Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                          1,975,350
          2,760,000 JLG Industries, Inc. 144A sr. sub. notes 8 3/8s, 2012                                 2,484,000
          2,665,000 Jordan Industries, Inc. sr. notes Ser. D, 10 3/8s, 2007                               1,572,350
          3,460,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                            3,563,800
          2,115,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  2,178,450
          1,000,000 L-3 Communications Corp. Structured Notes (issued by
                    COUNTS Trust) Ser. 01-5, 8.82s, 2009                                                    997,500
            930,000 L-3 Communications Corp. 144A Structured Notes (issued by Credit
                    and Repackaged Securities, Ltd.) 8 1/2s, 2006 (Cayman Islands)                        1,020,675
          1,340,000 Laidlaw, Inc. debs. 8 3/4s, 2025 (Canada) (In default) (NON)                            676,700
            740,000 Laidlaw, Inc. debs. 8 1/4s, 2023 (Canada) (In default) (NON)                            382,950
          7,960,000 Laidlaw, Inc. notes 7.65s, 2006 (Canada) (In default) (NON)                           4,119,300
         10,085,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                             13,333,580
          2,020,000 Manitowoc Company, Inc. (The) 144A sr. sub. notes 10 1/2s, 2012                       2,121,000
          2,230,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           2,241,150
          6,664,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                6,130,880
          1,197,000 Mueller Industries, Inc. bank term loan FRN Ser. E, 4.561s, 2008
                    (acquired 6/21/02, cost $1,197,000) (RES)                                             1,194,606
          7,390,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                    7,463,900
          1,030,000 Owens-Illinois, Inc. debs. 7.8s, 2018                                                   824,000
          1,030,000 Owens-Illinois, Inc. debs. 7 1/2s, 2010                                                 860,050
          2,428,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                             2,209,480
            645,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                              551,475
          4,100,000 Pliant Corp. company guaranty 13s, 2010                                               3,936,000
          1,230,000 Pliant Corp. sr. sub. notes 13s, 2010                                                 1,180,800
          3,550,000 Roller Bearing Company of America company guaranty Ser. B,
                    9 5/8s, 2007                                                                          3,408,000
          1,122,188 SPX Corp. bank term loan FRN Ser. B, 4.063s, 2009
                    (acquired 7/23/02, cost $1,122,188) (RES)                                             1,118,617
          1,870,313 SPX Corp. bank term loan FRN Ser. C, 4.313s, 2010
                    (acquired 7/23/02, cost $1,870,313) (RES)                                             1,865,637
          2,000,000 Tekni-Plex, Inc. bank term loan FRN Ser. B, 5 3/8s, 2008
                    (acquired 7/31/02, cost $2,012,500) (RES)                                             1,993,334
          6,720,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               6,585,600
          1,795,500 Terex Corp. bank term loan FRN Ser. B, 3.87s, 2009
                    (acquired 6/26/02, cost $1,795,500) (RES)                                             1,728,917
            595,000 Terex Corp. company guaranty 8 7/8s, 2008                                               574,175
          2,330,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                    2,330,000
          2,000,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                     1,900,000
          1,200,000 Trimas Corp. bank term loan FRN Ser. B, 4.563s, 2009
                    (acquired 6/5/02, cost $1,200,000) (RES)                                              1,201,500
          2,360,000 Trimas Corp. 144A sr. sub. notes 9 7/8s, 2012                                         2,383,600
          2,412,916 United Defense Industries, Inc. bank term loan FRN Ser. B,
                    4.57s, 2009 (acquired 10/19/01, cost $2,413,760) (RES)                                2,411,106
          5,140,000 Waste Management, Inc. sr. notes 7 3/8s, 2010                                         5,394,738
                                                                                                      -------------
                                                                                                        199,279,966

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,993,950 Coinmach Corp. bank term loan FRN Ser. B, 4.718s, 2009
                    (acquired 1/31/02, cost $2,990,208) (RES)                                             3,007,423
          8,100,000 Coinmach Corp. sr. notes 9s, 2010                                                     8,403,750
          2,000,000 Flexi-Van Leasing bank term loan FRN Ser. B, 4.82s, 2007
                    (acquired 9/20/02, cost $1,995,000) (RES)                                             2,000,000
                                                                                                      -------------
                                                                                                         13,411,173

Communication Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
          5,555,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          555,500
          3,840,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                   825,600
          1,570,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                   314,000
          7,294,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                   583,520
          6,235,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                   841,725
          7,170,000 American Tower Corp. sr. notes 9 3/8s, 2009                                           4,230,300
          2,190,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008 (In default) (NON)                     10,950
          3,500,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)
                    (In default) (NON)                                                                      560,000
          3,750,000 Birch Telecommunications, Inc. sr. notes 14s, 2008 (In default) (NON)                       375
          6,785,000 British Telecommunications PLC bonds 8 7/8s, 2030 (United Kingdom)                    8,086,363
            511,951 Call-Net Enterprises, Inc. company guaranty 10 5/8s, 2008 (Canada)
                    (In default) (NON)                                                                      153,585
          1,947,695 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                           38,954
          2,770,000 Crown Castle International Corp. sr. disc. notes stepped-coupon
                    zero % (10 3/8s, 5/15/04), 2011 (STP)                                                 1,274,200
          6,128,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                               3,891,280
          1,020,000 Crown Castle International Corp. sr. notes 9s, 2011                                     634,950
         12,820,000 Cybernet Internet Services International, Inc. 144A sr. disc. notes
                    stepped-coupon zero % (13s, 8/15/04), 2009 (Denmark) (STP)                                1,282
          3,340,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                            2,104,200
          4,290,000 Equinix, Inc. sr. notes 13s, 2007 (In default) (NON)                                    429,000
          8,370,000 Firstworld Communication Corp. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/03), 2008 (In default) (NON) (STP)                                    774,225
          3,700,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda) (In default) (NON)                      92,500
          4,920,000 Globix Corp. sr. notes 12 1/2s, 2010 (In default) (NON)                                 811,800
          1,330,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                        266,000
          2,000,000 Hughes Electronics bank term loan FRN 4.82s, 2002
                    (acquired 3/15/02, cost $2,000,000) (RES)                                             1,977,500
            330,000 Intermedia Communications, Inc. sr. notes Ser. B, 8.6s,
                    2008 (In default) (NON)                                                                  62,700
          4,640,000 iPCS, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                              232,000
          4,490,000 IWO Holdings, Inc. company guaranty 14s, 2011                                           898,000
          6,010,000 Leap Wireless International, Inc. company guaranty 12 1/2s, 2010                        480,800
          4,062,000 MCI WorldCom, Inc. notes 7 3/4s, 2007 (In default) (NON)                                497,595
          2,080,000 MCI WorldCom, Inc. sr. notes 6.4s, 2005 (In default) (NON)                              254,800
            960,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                           19,200
          3,725,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009 (In default) (NON)                    37,250
          2,700,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008
                    (In default) (NON)                                                                       27,000
          5,310,000 Microcell Telecommunications sr. disc. notes Ser. B, 14s,
                    2006 (Canada)                                                                            39,825
          1,418,000 Millicom International Cellular SA sr. disc. notes 13 1/2s,
                    2006 (Luxembourg)                                                                       397,040
            725,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (9.95s, 2/15/03), 2008 (STP)                                                     551,000
          6,486,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (9 3/4s, 10/31/02), 2007 (STP)                                                 5,059,080
          7,505,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       6,304,200
            595,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                      458,150
         14,275,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                   10,884,688
          1,340,000 Nextel Communications, Inc. 144A sr. disc. notes 10.65s, 2007                         1,118,900
          1,805,000 Nextel Partners, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 2/1/04), 2009 (STP)                                                               938,600
          3,820,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                         2,788,600
          2,720,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             1,795,200
            310,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               204,600
          1,445,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008 (In default) (NON)                180,625
          4,390,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005 (In default) (NON)                526,800
             60,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005 (In default) (NON)                  7,200
          2,010,000 PanAmSat Corp. bank term loan FRN Ser. B, 5.314s, 2009
                    (acquired 2/21/02, cost $2,007,488) (RES)                                             1,928,595
          5,550,000 PanAmSat Corp. 144A sr. notes 8 3/4s, 2012                                            4,578,750
             40,000 PSINet, Inc. sr. notes 11 1/2s, 2008 (In default) (NON)                                   4,000
          1,760,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005 (In default) (NON)                             176,000
          1,030,000 Qwest Capital Funding, Inc. company guaranty 7.9s, 2010                                 463,500
          3,780,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                             1,965,600
         10,711,000 Qwest Capital Funding, Inc. company guaranty 7 1/4s, 2011                             4,712,840
          9,190,000 Qwest Capital Funding, Inc. company guaranty 7s, 2009                                 3,997,650
          1,210,000 Qwest Capital Funding, Inc. company guaranty 6 3/8s, 2008                               526,350
          1,460,000 Qwest Communications International, Inc. sr. notes Ser. B, 7 1/2s, 2008                 569,400
          3,050,000 Qwest Communications International, Inc. sr. notes Ser. B, 7 1/4s, 2008               1,189,500
            593,805 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s, 2010 (In default) (NON)              29,690
          2,000,000 Rogers Cablesystems, Ltd. debs. 9 3/8s, 2008 (Canada)                                 1,440,000
          2,930,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                        2,900,700
          1,390,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                            736,700
          2,315,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                1,666,800
          1,530,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                810,900
          3,950,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                      2,054,000
          4,930,000 Startec Global Communications Corp. sr. notes 12s, 2008 (In default) (NON)               98,600
             80,000 Tele1 Europe BV sr. notes 13s, 2009 (Netherlands)                                         8,800
            690,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       634,800
            351,000 Telecorp PCS, Inc. company guaranty stepped-coupon zero %
                    (11 5/8s, 4/15/04), 2009 (STP)                                                          259,740
          1,600,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                       704,000
          1,950,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                        838,500
            790,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                          537,200
          3,120,000 Triton PCS, Inc. company guaranty 8 3/4s, 2011                                        2,059,200
          1,585,000 Triton PCS, Inc. company guaranty zero %, 2008                                        1,038,175
          3,020,000 TSI Telecommunication Services, Inc. company guaranty Ser. B,
                    12 3/4s, 2009                                                                         2,536,800
          2,330,000 U S West, Inc. notes 5 5/8s, 2008                                                     1,815,047
          8,725,000 UbiquiTel Operating Co. company guaranty stepped-coupon zero %
                    (14s, 4/15/05), 2010 (STP)                                                              392,625
          5,290,000 US UnWired, Inc. company guaranty stepped-coupon Ser. B, zero %
                    (13 3/8s, 11/1/04), 2009 (STP)                                                          634,800
            850,000 US West Capital Funding, Inc. company guaranty 6 7/8s, 2028                             323,000
             56,590 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                       58,197
          4,980,000 WebLink Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (In default) (NON) (STP)                                         12,450
            720,000 Williams Communications Group, Inc. sr. notes 11 7/8s, 2010
                    (In default) (NON)                                                                       73,800
            755,000 Williams Communications Group, Inc. sr. notes 11.7s, 2008
                    (In default) (NON)                                                                       77,388
          1,030,000 Williams Communications Group, Inc. sr. notes 10.7s, 2007
                    (In default) (NON)                                                                      105,575
          1,850,000 WorldCom, Inc. notes 8 1/4s, 2010 (In default) (NON)                                    226,625
            590,000 WorldCom, Inc. notes 7 1/2s, 2011 (In default) (NON)                                     72,275
                                                                                                      -------------
                                                                                                        104,480,234

Conglomerates (0.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Tyco International Group SA bank term loan FRN Ser. L, 4.76s, 2003
                    (acquired 4/11/02, cost $4,847,604) (RES)                                             4,750,000
          1,085,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                       889,700
         14,500,000 Tyco International Group SA company guaranty 6 3/8s,
                    2006 (Luxembourg)                                                                    12,615,000
          1,460,000 Tyco International Group SA company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                     1,248,300
          3,060,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                           2,478,600
                                                                                                      -------------
                                                                                                         21,981,600

Consumer (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,476,870 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                           49,537
DEM       8,276,329 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                        83,625
         $2,000,000 Jostens, Inc. bank term loan FRN Ser. C, 4.578s, 2009
                    (acquired 7/30/02, cost $2,000,000) (RES)                                             1,998,334
          4,490,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            4,983,900
         10,325,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          8,208,375
                                                                                                      -------------
                                                                                                         15,323,771

Consumer Staples (8.1%)
-------------------------------------------------------------------------------------------------------------------
            340,000 Acme Communications, Inc. sr. disc. notes 12s, , 2005                                   311,100
          6,140,000 Acme Television company guaranty 10 7/8s, 2004                                        6,047,900
          1,255,376 Adams Outdoor Advertising bank term loan FRN Ser. B, 5.36s, 2008
                    (acquired 8/1/01, cost $1,253,893) (RES)                                              1,257,206
            680,000 Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005 (In default) (NON)             248,200
          3,398,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010 (In default) (NON)              1,257,260
          2,398,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2011 (In default) (NON)                899,250
             30,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2006 (In default) (NON)                 10,950
          1,585,000 Adelphia Communications Corp. sr. notes 9 3/8s, 2009 (In default) (NON)                 578,525
            160,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009 (In default) (NON)                  58,400
          1,290,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007
                    (In default) (NON)                                                                      470,850
            915,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008
                    (In default) (NON)                                                                      333,975
          1,595,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009
                    (In default) (NON)                                                                      582,175
          9,215,000 Affinity Group Holdings sr. notes 11s, 2007                                           8,892,475
          1,500,000 Agrilink Foods bank term loan FRN Ser. B, 4.783s, 2008
                    (acquired 8/9/02, cost $1,500,000) (RES)                                              1,501,875
          5,400,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                   4,806,000
          2,865,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   2,557,013
          1,987,500 American Seafood Group, LLC bank term loan FRN Ser. B, 5.112s,
                    2009 (acquired 4/11/02, cost $1,985,513) (RES)                                        1,995,782
          3,009,103 AMF Bowling Worldwide bank term loan FRN Ser. B, 6.482s, 2008
                    (acquired 3/1/02, cost $3,001,581) (RES)                                              3,006,597
          6,970,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004 (In default) (NON)               3,694,100
          2,330,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                2,469,800
          2,245,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                1,324,550
          3,190,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                           1,882,100
             53,496 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (Australia)
                    (In default) (NON) (PIK)                                                                      5
          4,035,000 Benedek Communications Corp. sr. disc. notes 13 1/4s, 2006
                    (In default) (NON)                                                                    4,277,100
            700,453 Blackstone Hotel Acquisition Co. sr. mtge. loan 6.919s, 2003                          1,099,053
          1,700,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                      1,771,077
         10,940,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                     10,823,161
          3,564,706 Carmike Cinemas, Inc. bank term loan FRN Ser. B, 7 3/4s, 2005
                    (acquired various dates 9/5/00 to 3/5/02, cost $2,682,748) (RES)                      3,507,671
          6,280,000 Century Cable Holdings bank term loan FRN 6 3/4s, 2009
                    (acquired various dates 5/20/02 to 6/11/02, cost $5,458,614) (RES)                    4,487,581
          7,830,000 Chancellor Media Corp. company guaranty 8s, 2008                                      8,104,050
          1,795,500 Charter Communications Holdings, LLC/Capital Corp. bank term loan
                    FRN Ser. B, 4.61s, 2008 (acquired 3/16/99, cost $1,792,444) (RES)                     1,567,136
          2,545,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (12 1/8s, 1/15/07), 2012 (STP)                                    788,950
          4,920,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                                  1,623,600
          3,805,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                                  1,598,100
          3,840,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    11 1/8s, 2011                                                                         2,438,400
          3,898,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 3/4s, 2009                                                                         2,455,740
          2,990,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10s, 2011                                                                             1,868,750
          3,000,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10s, 2009                                                                             1,875,000
          6,310,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    9 5/8s, 2009                                                                          3,912,200
          2,265,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 5/8s, 2009                                                                          1,392,975
            590,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 1/4s, 2007                                                                            362,850
          2,080,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                1,944,800
          2,280,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                2,074,800
            770,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                793,100
          2,940,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                          3,013,500
          5,150,000 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                        5,278,750
          3,620,000 Cott Beverages USA, Inc. company guaranty 8s, 2011                                    3,710,500
          2,934,000 CSC Holdings, Inc. debs. 7 5/8s, 2018                                                 2,199,532
          3,342,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                             2,790,436
          1,109,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                          865,020
          1,000,000 Cumulus Media, Inc. bank term loan FRN Ser. B, 4.81s, 2007
                    (acquired 3/20/02, cost $1,000,000) (RES)                                             1,004,250
          1,250,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                 1,250,000
            910,000 Diamond Cable Communications PLC sr. disc. notes 11 3/4s 2005
                    (United Kingdom) (In default) (NON)                                                     131,950
          5,205,000 Diamond Cable Communications PLC sr. disc. notes 10 3/4, 2007
                    (United Kingdom) (In default) (NON)                                                     728,700
         11,641,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (12 5/8s, 3/1/03), 2008 (In default) (NON) (STP)                                        116,410
          5,730,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                         4,942,125
          2,265,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                 2,434,875
            400,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                279,000
         24,815,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                     24,442,775
          2,446,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             2,360,390
          9,839,000 Echostar DBS Corp. 144A sr. notes 9 1/8s, 2009                                        9,347,050
          2,400,000 Emmis Communications Corp. bank term loan FRN Ser. C, 4 3/8s, 2009
                    (acquired 6/20/02, cost $2,397,000) (RES)                                             2,401,800
          1,630,000 Emmis Communications Corp. company guaranty Ser. B, 8 1/8s, 2009                      1,654,450
          1,631,000 Emmis Communications Corp. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 3/15/06), 2011 (STP)                                                        1,215,095
          2,992,500 Fleming Companies, Inc. bank term loan FRN 4.063s, 2008
                    (acquired 6/18/02, cost $3,001,838) (RES)                                             2,895,244
          2,955,000 Fleming Companies, Inc. company guaranty 10 1/8s, 2008                                2,245,800
          3,120,000 Fleming Companies, Inc. sr. notes 9 1/4s, 2010                                        2,386,800
          2,655,000 Fleming Companies, Inc. 144A sr. sub. notes 9 7/8s, 2012                              1,433,700
          1,760,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                        1,636,800
            940,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                 874,200
            150,000 Frontier Vision bank term loan FRN Ser. B, 6.275s, 2006
                    (acquired 5/20/02, cost $138,679) (RES)                                                 128,250
          1,420,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                               1,164,400
          3,540,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                2,885,100
          2,995,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                2,396,000
          2,050,000 Gray Television, Inc. company guaranty 9 1/4s, 2011                                   2,091,000
            480,000 Hasbro, Inc. notes 7.95s, 2003                                                          482,400
          4,400,000 Icon Health & Fitness 144A sr. sub. notes 11 1/4s, 2012                               4,268,000
          2,790,000 Insight Communications Company, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/4s, 2/15/06), 2011 (STP)                                    990,450
          2,290,000 Insight Midwest LP/Insight Capital, Inc. bank term loan FRN 4.563s,
                    2009 (acquired 11/5/01, cost $2,285,706) (RES)                                        2,179,317
            620,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 9 3/4s, 2009                         545,600
          2,680,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006 (In default) (NON)           402,000
            170,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (12 1/8s, 5/1/03), 2009 (STP)                                                            11,688
            335,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                         130,650
          1,920,000 Kroger Co. company guaranty 6.8s, 2011                                                2,140,454
          3,820,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                             3,781,800
            720,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                               709,200
          2,420,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                    2,486,550
          1,800,000 MGM Studios bank term loan FRN Ser. B, 4.8s, 2008
                    (acquired 6/10/02, cost $1,800,000) (RES)                                             1,794,600
            995,000 National Dairy bank term loan FRN Ser. B, 4.06s, 2009
                    (acquired 4/30/02, cost $995,000) (RES)                                                 993,341
          6,030,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                         5,849,100
          8,822,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010 (In default) (NON)           1,279,190
          2,000,000 NTL Communications Corp. sr. notes Ser. B, 9 1/4s, 2006 (In default) (NON)              276,668
          3,360,000 NTL Communications Corp. sr. notes stepped-coupon Ser. B, zero %
                    (12 3/8s, 10/1/03), 2008 (In default) (NON) (STP)                                       403,200
          2,640,000 NTL, Inc. sr. notes Ser. A, 12 3/4s, 2005 (In default) (NON)                            396,000
          1,710,000 NTL, Inc. sr. notes Ser. B, 10s, 2007 (In default) (NON)                                256,500
          1,400,000 Olympus Cable bank term loan FRN Ser. B, 6 3/4s, 2010
                    (acquired various dates 5/20/02 to 6/20/02, cost $1,254,850) (RES)                    1,115,692
          1,970,000 ONO Finance PLC sr. notes 14s, 2011 (United Kingdom)                                    472,800
            650,000 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)                                    136,500
             30,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                     14,700
            600,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                             276,000
          2,360,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                             1,156,400
          1,194,000 Playtex Products, Inc. bank term loan FRN Ser. C, 4.057s, 2009
                    (acquired 6/3/02, cost $1,194,000) (RES)                                              1,193,005
          3,930,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                  4,195,275
          3,600,000 Premier International Foods PLC sr. notes 12s, 2009 (United Kingdom)                  3,816,000
            955,000 Premier Parks, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 4/1/03), 2008 (STP)                                                               778,325
            620,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                              533,200
         10,181,496 Quorum Broadcast Holdings, LLC 144A notes stepped-coupon
                    zero % (15s, 5/15/06), 2009 (STP)                                                     5,694,511
          6,880,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  3,440,000
          1,800,000 Rayovac Corp. bank term loan FRN Ser. B, 5.57s, 2009
                    (acquired 9/26/02, cost $1,798,200) (RES)                                             1,800,000
          1,904,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (9.8s, 2/15/03), 2008 (STP)                                                             333,200
          1,462,500 Regal Cinemas, Inc. bank term loan FRN Ser. C, 4.56s, 2008
                    (acquired 8/16/02, cost $1,466,156) (RES)                                             1,462,500
          4,280,000 Regal Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2012                             4,387,000
          1,690,000 Revlon Consumer Products sr. notes 9s, 2006                                             963,300
          1,430,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                         815,100
            910,000 Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                    309,400
          3,930,000 Rite Aid Corp. notes 7 1/8s, 2007                                                     2,652,750
          2,394,000 Roundy's, Inc. bank term loan FRN Ser. B, 4.412s, 2009
                    (acquired 6/3/02, cost $2,394,000) (RES)                                              2,392,006
          3,400,000 Sbarro, Inc. company guaranty 11s, 2009                                               3,230,000
          1,475,438 Scotts Co. (The) bank term loan FRN Ser. B, 4.54s, 2007
                    (acquired 7/30/02, cost $1,486,504) (RES)                                             1,478,103
          2,390,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                        2,497,550
            597,067 Sealy Mattress Co. bank term loan FRN Ser. B, 3 7/8s, 2004
                    (acquired 12/17/01, cost $598,570) (RES)                                                590,972
            398,193 Sealy Mattress Co. bank term loan FRN Ser. C, 4 1/8s, 2005
                    (acquired 12/17/01, cost $399,166) (RES)                                                394,128
            497,790 Sealy Mattress Co. bank term loan FRN Ser. D, 4 3/8s, 2005
                    (acquired 12/17/01, cost $498,969) (RES)                                                492,709
          2,060,000 Sealy Mattress Co. company guaranty stepped-coupon Ser. B, zero %
                    (10 7/8s, 12/15/02), 2007 (STP)                                                       1,668,600
          7,590,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                6,109,950
          2,287,059 Shoppers Drug Mart bank term loan FRN Ser. F, 3 7/8s, 2009
                    (acquired various dates 5/22/02 to 5/29/02, cost $2,294,559) (RES)                    2,290,633
          4,850,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                        485
          1,800,000 Sinclair Broadcast Group, Inc. bank term loan FRN Ser. B, 4.125s, 2010
                    (acquired 7/12/02, cost $1,800,000) (RES)                                             1,800,900
          2,609,000 Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                              2,687,270
          2,370,000 Sinclair Broadcast Group, Inc. company guaranty 8 3/4s, 2011                          2,447,025
          3,606,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                            3,678,120
          1,500,000 Six Flags, Inc. bank term loan FRN Ser. B, 4.06s, 2009
                    (acquired 7/3/02, cost $1,500,000) (RES)                                              1,492,032
          5,475,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                4,599,000
          9,895,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                                8,089,163
          1,420,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                            1,324,150
            670,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  644,875
          3,183,511 Suiza Foods Corp. bank term loan FRN Ser. B, 4.05s, 2008
                    (acquired 12/10/01, cost $3,204,734) (RES)                                            3,178,337
          9,780,000 TeleWest Communications PLC debs. 11s, 2007 (United Kingdom)                          1,662,600
            935,000 TeleWest Communications PLC sr. notes Ser. S, 9 7/8s, 2010
                    (United Kingdom)                                                                        149,600
            375,000 TeleWest Communications PLC 144A sr. notes 11 1/4s, 2008
                    (United Kingdom)                                                                         65,625
          2,200,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                2,403,500
          5,925,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 6,147,188
          2,880,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                 2,988,000
          5,625,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009 (Netherlands)
                    (In default) (NON)                                                                      225,000
         16,682,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (In default) (NON) (STP)                          667,280
            820,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009 (Netherlands)
                    (In default) (NON)                                                                       41,000
         10,665,000 Viacom, Inc. company guaranty 7 7/8s, 2030                                           12,834,794
          4,430,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B, 10 1/4s, 2009
                    (In default) (NON)                                                                      708,800
          8,690,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                3,562,900
          7,236,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                   6,566,670
            259,000 Young Broadcasting, Inc. company guaranty Ser. B, 8 3/4s, 2007                          234,395
                                                                                                      -------------
                                                                                                        347,521,810

Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,645,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                          2,004,750
          1,530,000 United Rentals (North America), Inc. company guaranty Ser. B,
                    10 3/4s, 2008                                                                         1,514,700
                                                                                                      -------------
                                                                                                          3,519,450

Energy (3.2%)
-------------------------------------------------------------------------------------------------------------------
          4,120,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             4,233,300
          3,680,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                       3,790,400
          3,550,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                 3,603,250
            220,000 Chesapeake Energy Corp. company guaranty 8 1/8s, 2011                                   220,000
            980,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                  980,000
          6,550,000 Chesapeake Energy Corp. 144A sr. notes 9s, 2012                                       6,730,125
          5,780,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                               6,040,100
          5,365,000 Conoco Funding Co. company guaranty 6.35s, 2011                                       6,028,436
          3,135,000 Conoco, Inc. sr. notes 6.95s, 2029                                                    3,562,050
            830,000 Denbury Resources, Inc. company guaranty Ser. B, 9s, 2008                               821,700
            910,335 Dresser, Inc. bank term loan FRN Ser. B, 5.27s, 2009
                    (acquired 7/30/02, cost $918,300) (RES)                                                 912,611
          4,405,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                           4,316,900
          4,410,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                      4,211,550
          2,480,000 Encore Acquisition Co. 144A sr. sub. notes 8 3/8s, 2012                               2,504,800
          2,610,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                        2,583,900
          1,890,000 Forest Oil Corp. sr. notes 8s, 2011                                                   1,956,150
          1,795,000 Forest Oil Corp. sr. notes 8s, 2008                                                   1,857,825
            950,000 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008                                983,250
          2,940,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            2,734,200
          1,370,000 Magnum Hunter Resources, Inc. company guaranty 9.6s, 2012                             1,421,375
          3,000,000 Mission Resources Corp. company guaranty Ser. C, 10 7/8s, 2007                        2,160,000
          3,940,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       4,018,800
            210,000 Parker & Parsley Co. sr. notes 8 1/4s, 2007                                             222,600
          4,622,000 Parker Drilling Co. company guaranty Ser. B, 10 1/8s, 2009                            4,344,680
          7,800,000 Petronas Capital, Ltd. 144A company guaranty 7s, 2012 (Malaysia)                      8,619,000
          9,420,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                          10,833,000
            735,000 Pioneer Natural Resources Co. company guaranty 6 1/2s, 2008                             731,325
          2,415,000 Plains All American Pipeline LP/Plains All American Finance Corp.
                    144A sr. notes 7 3/4s, 2012                                                           2,439,150
          3,560,000 Plans Exploration & Production Co. 144A sr. sub. notes 8 3/4s, 2012                   3,577,800
          4,365,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                4,528,688
             20,000 Pride International, Inc. sr. notes 10s, 2009                                            21,600
          5,050,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 5,264,625
          1,645,000 Seven Seas Petroleum, Inc. sr. notes Ser. B, 12 1/2s, 2005 (In default) (NON)           197,400
          5,830,000 Stone Energy Corp. sr. sub. notes 8 1/4s, 2011                                        5,859,150
          2,160,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                         2,138,400
          2,960,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                          2,856,400
          4,500,000 Trico Marine Services, Inc. 144A sr. notes 8 7/8s, 2012                               3,870,000
          1,240,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                        1,264,800
          6,437,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                   6,533,555
          3,080,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                3,264,800
          2,125,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                               2,231,250
          1,870,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                             1,963,500
                                                                                                      -------------
                                                                                                        136,432,445

Financial (2.6%)
-------------------------------------------------------------------------------------------------------------------
          7,755,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                               4,497,900
          5,178,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004 (In default) (NON)                  1,139,160
             35,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2008                                    35,088
          3,025,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                 3,009,875
             50,000 CIT Group, Inc. sr. notes 7 3/8s, 2007                                                   53,525
          3,165,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                 3,053,822
            560,000 Comdisco, Inc. notes 7 1/4s, 2001 (In default) (DEF)  (NON)                             483,000
            630,000 Comdisco, Inc. notes 6 3/8s, 2001 (In default) (DEF)  (NON)                             513,450
          1,333,000 Comdisco, Inc. notes 5.95s, 2002 (In default) (DEF)  (NON)                            1,129,718
             30,000 Comdisco, Inc. notes Ser. MTN, 6.62s, 2001 (In default) (DEF)  (NON)                     25,313
          3,320,000 Conseco, Inc. 144A company guaranty 10 3/4s, 2009 (In default) (NON)                    747,000
          1,120,000 Crescent Real Estate Equities LP FRN 7 1/2s, 2007                                     1,069,600
          6,140,000 Crescent Real Estate Equities LP 144A sr. notes 9 1/4s, 2009                          6,212,807
          5,000,000 CTI Group, Inc. (The) unsub. notes 7 3/8s, 2003                                       5,106,950
         17,707,000 Finova Group, Inc. notes 7 1/2s, 2009                                                 5,312,100
          3,135,000 General Electric Capital Corp. notes Ser. A, 6 3/4s, 2032                             3,319,244
          5,950,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                6,445,635
          1,795,500 Hilb, Rogal & Hamilton Co. bank term loan FRN Ser. B, 4.563s, 2007
                    (acquired 6/20/02, cost $1,795,500) (RES)                                             1,795,500
          1,680,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005 (In default) (NON)                134,400
          5,160,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                          5,263,200
         10,000,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      8,393,400
         14,028,000 Morgan Stanley Tracers 144A FRB 8.152s, 2012                                         12,881,492
          2,170,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008 (In default) (NON)              151,900
            635,000 North Fork Capital Trust I company guaranty 8.7s, 2026                                  680,860
DKK      69,945,477 Nykredit mtge. 6s, 2032 (Denmark)                                                     9,325,060
           $935,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                    710,600
          1,910,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                1,871,800
          1,215,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                             1,205,888
            660,000 Peoples Heritage Capital Trust company guaranty Ser. B, 9.06s, 2027                     723,749
          4,570,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       4,615,700
          8,520,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       9,542,400
          1,510,000 Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                      1,574,024
          3,480,000 Superior Financial Corp. 144A sr. notes 8.65s, 2003                                   3,534,907
          2,125,000 Veridian Corp. bank term loan FRN Ser. B, 5.31s, 2008
                    (acquired 9/20/02, cost $2,125,000) (RES)                                             2,128,321
          1,695,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,768,190
          3,360,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                        3,074,400
                                                                                                      -------------
                                                                                                        111,529,978

Gaming & Lottery (3.2%)
-------------------------------------------------------------------------------------------------------------------
          2,580,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-coupon Ser. B,
                    zero % (13 1/2s, 3/1/03), 2010 (In default) (NON) (STP)                                  51,600
          2,020,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                2,211,900
          3,320,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                      3,585,600
          1,840,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                             1,913,600
          3,000,000 Borgata Resorts bank term loan FRN Ser. B, 5.789s, 2007
                    (acquired 6/5/02, cost $2,992,500) (RES)                                              2,977,500
             40,000 Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                            41,300
          5,590,000 Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012                                         5,785,650
          1,890,000 Chumash Casino & Resort Enterprise 144A sr. notes 9s, 2010                            1,956,150
          1,540,177 Fitzgeralds Gaming Corp. company guaranty Ser. B, 12 1/4s, 2004
                    (In default) (NON)                                                                      540,987
          3,660,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                  3,788,100
          6,505,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                 6,960,350
          2,755,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            2,383,075
          5,590,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                               5,813,600
          6,135,000 International Game Technology sr. notes 8 3/8s, 2009                                  6,679,481
            740,000 International Game Technology sr. notes 7 7/8s, 2004                                    773,300
          7,580,000 Majestic Investor Holdings/Capital Corp. company guaranty
                    11.653s, 2007                                                                         7,163,100
            460,000 Mandalay Resort Group sr. notes 9 1/2s, 2008                                            498,525
          1,125,000 Mandalay Resort Group sr. sub. notes 9 3/8s, 2010                                     1,181,250
          7,035,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                            7,580,213
            550,000 MGM Mirage, Inc. coll. sr. notes 6 7/8s, 2008                                           559,103
          8,320,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                        9,016,134
          3,250,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                        3,371,875
          1,485,000 Mikohn Gaming Corp. company guaranty Ser. B, 11 7/8s, 2008                            1,113,750
          4,688,000 Mirage Resorts, Inc. notes 6 3/4s, 2008                                               4,739,380
          4,705,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                4,881,438
          5,139,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                           5,370,255
          2,329,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                           2,387,225
            230,000 Mohegan Tribal Gaming Authority sr. sub. notes 8s, 2012                                 236,325
          3,160,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                 3,191,600
          7,740,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                            8,127,000
            870,000 Penn National Gaming, Inc. company guaranty Ser. B, 11 1/8s, 2008                       939,600
          6,995,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                7,012,488
          3,430,000 Resorts International Hotel and Casino, Inc. company guaranty
                    11 1/2s, 2009                                                                         3,087,000
          2,474,747 Scientific Gaming bank term loan FRN Ser. B, 6 1/8s, 2007
                    (acquired 10/29/01, cost $2,476,480) (RES)                                            2,474,747
          4,420,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                          4,596,800
            650,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                       692,250
          1,170,000 Station Casinos, Inc. 144A sr. sub. notes 9 3/4s, 2007                                1,215,338
          2,434,000 Trump Atlantic City Associates company guaranty 11 1/4s, 2006                         1,801,160
            250,000 Trump Atlantic City Associates company guaranty Ser. B, 11 1/4s, 2006                   183,750
            605,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                 550,550
         10,780,000 Venetian Casino Resort, LLC 144A 2nd mtge. 11s, 2010                                 10,456,600
          1,197,000 Venetian Casino, Inc. bank term loan FRN 4.8s, 2008
                    (acquired 6/3/02, cost $1,197,000) (RES)                                              1,197,000
                                                                                                      -------------
                                                                                                        139,086,649

Health Care (3.6%)
-------------------------------------------------------------------------------------------------------------------
          1,990,000 Accredo Health, Inc. bank term loan FRN Ser. B, 4.57s, 2009
                    (acquired 3/20/02, cost $1,988,010) (RES)                                             1,997,463
          1,746,000 Advanced Medical Optics, Inc. bank term loan FRN Ser. B, 5.11s, 2008
                    (acquired 6/17/02, cost $1,743,818) (RES)                                             1,751,456
          4,590,000 ALARIS Medical Systems, Inc. sec. notes Ser. B, 11 5/8s, 2006                         5,003,100
          2,215,000 ALARIS Medical Systems, Inc. 144A company guaranty 9 3/4s, 2006                       2,115,325
          2,660,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                         2,181,200
          9,964,900 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                 9,566,304
             80,500 Alderwoods Group, Inc. company guaranty 11s, 2007                                        80,098
          3,410,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                   3,614,600
          3,190,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                        3,333,550
            750,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                         832,500
          5,270,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                    5,290,696
          2,400,000 Community Health Systems, Inc. bank term loan FRN Ser. B, 4.32s,
                    2010 (acquired 7/11/02, cost $2,400,000) (RES)                                        2,401,714
             38,834 Concentra Operating Corp. bank term loan FRN Ser. B, 5.755s, 2006
                    (acquired 1/15/02, cost $38,920) (RES)                                                   38,809
             19,417 Concentra Operating Corp. bank term loan FRN Ser. C, 6.005s, 2007
                    (acquired 1/15/02, cost $19,460) (RES)                                                   19,388
          3,950,000 Conmed Corp. company guaranty 9s, 2008                                                3,989,500
          2,333,274 DaVita, Inc. bank term loan FRN Ser. B, 4.95s, 2009
                    (acquired 4/26/02, cost $2,330,357) (RES)                                             2,332,399
          3,040,000 Extendicare Health Services, Inc. 144A sr. notes 9 1/2s, 2010                         3,085,600
            202,158 Genesis Health Ventures, Inc. sec. notes FRN 6.86s, 2007                                200,136
          3,475,000 Hanger Orthopedic Group, Inc. company guaranty 10 3/8s, 2009                          3,683,500
            920,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                              952,200
          1,610,000 HCA, Inc. debs. 7.19s, 2015                                                           1,685,187
          5,400,000 HCA, Inc. med. term notes 8.85s, 2007                                                 6,026,994
          2,030,000 HCA, Inc. med. term notes 7.69s, 2025                                                 1,992,810
          2,030,000 HCA, Inc. notes 8 3/4s, 2010                                                          2,314,959
          1,930,000 HCA, Inc. notes 8.36s, 2024                                                           2,049,621
          4,790,000 HCA, Inc. notes 7s, 2007                                                              5,090,716
          3,795,000 Healthsouth Corp. sr. notes 8 1/2s, 2008                                              2,827,275
          1,570,000 Healthsouth Corp. sr. notes 8 3/8s, 2011                                              1,161,800
          6,505,000 Healthsouth Corp. 144A notes 7 5/8s, 2012                                             4,553,500
            667,000 Insight Health Services Corp. company guaranty Ser. B, 9 7/8s, 2011                     650,325
          4,680,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                          468
          3,190,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                          319
          2,329,780 Kinetic Concepts, Inc. bank term loan FRN Ser. B, 4.55s, 2004
                    (acquired 11/5/01, cost $2,332,693) (RES)                                             2,322,015
          1,221,417 Kinetic Concepts, Inc. bank term loan FRN Ser. C, 4.8s, 2005
                    (acquired 11/5/01, cost $1,222,943) (RES)                                             1,217,346
          3,915,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                          3,817,125
          5,760,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                1,872,000
          1,670,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007                            1,169,000
          4,730,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                47,300
          4,495,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009
                    (In default) (NON) (STP)                                                                    450
          4,870,000 MedQuest, Inc. 144A sr. sub. notes 11 7/8s, 2012                                      4,821,300
         13,215,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)                    264,300
          2,990,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                  3,109,600
          7,990,000 PacifiCare Health Systems, Inc. company guaranty 10 3/4s, 2009                        7,910,100
          5,300,000 Rotech Healthcare, Inc. 144A sr. sub. notes 9 1/2s, 2012                              4,796,500
          1,920,000 Service Corp. International debs. 7 7/8s, 2013                                        1,536,000
            405,000 Service Corp. International notes 7.7s, 2009                                            340,200
          2,000,000 Service Corp. International notes 6 7/8s, 2007                                        1,650,000
          5,000,000 Service Corp. International notes 6s, 2005                                            4,175,000
          2,450,000 Service Corp. International 144A notes 7.7s, 2009                                     2,070,250
          3,910,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                         4,242,350
          8,755,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           9,586,725
          2,950,954 Triad Hospitals, Inc. bank term loan FRN Ser. B, 4.82s, 2008
                    (acquired 11/29/01, cost $2,981,496) (RES)                                            2,963,496
          4,630,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                           4,873,075
          3,650,000 Vanguard Health Systems, Inc. company guaranty 9 3/4s, 2011                           3,613,500
          5,250,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012                              5,381,250
                                                                                                      -------------
                                                                                                        152,602,394

Homebuilding (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,210,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                  4,252,100
          2,150,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                       2,176,875
              4,000 D.R. Horton, Inc. company guaranty 8s, 2009                                               3,880
          3,650,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                              3,522,250
          3,073,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                             3,265,063
          2,590,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                         2,693,600
            240,000 K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012                            212,400
          1,110,000 K. Hovnanian Enterprises, Inc. company guaranty 8s, 2012                                993,450
          3,555,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   3,590,550
            280,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       301,000
          4,530,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   4,597,950
            430,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            427,850
          5,370,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             5,745,900
            630,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                          611,100
          1,165,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                    1,176,650
            270,000 Schuler Homes, Inc. company guaranty 9s, 2008                                           270,000
          1,480,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                         1,494,800
            470,000 Standard Pacific Corp. sr. notes 8 1/2s, 2009                                           460,600
          2,930,000 Toll Corp. company guaranty 8 1/8s, 2009                                              2,864,075
            250,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                  246,250
          3,620,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                   3,348,500
                                                                                                      -------------
                                                                                                         42,254,843

Lodging/Tourism (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,015,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                   7,934,850
          3,009,000 Felcor Lodging LP company guaranty 8 1/2s, 2008 (R)                                   2,783,325
         19,975,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                           18,626,688
            625,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                      596,875
          1,020,000 Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)                            1,007,250
          3,440,000 Host Marriott LP sr. notes Ser. E, 8 3/8s, 2006 (R)                                   3,319,600
          3,556,000 ITT Corp. notes 6 3/4s, 2005                                                          3,458,672
          6,660,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels Finance
                    Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                              6,426,900
          4,450,000 Lodgian Financing Corp. company guaranty 12 1/4s, 2009 (In default) (NON)             2,425,250
          2,100,000 Meristar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)                          1,858,500
          1,060,000 Meristar Hospitality Corp. company guaranty 9s, 2008 (R)                                954,000
          3,450,000 RFS Partnership LP company guaranty 9 3/4s, 2012                                      3,450,000
          3,390,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes 7 7/8s, 2012                     3,313,725
                                                                                                      -------------
                                                                                                         56,155,635

Publishing (1.2%)
-------------------------------------------------------------------------------------------------------------------
            960,000 Belo Corp. sr. notes 7 1/8s, 2007                                                     1,018,099
          2,690,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             2,609,300
          1,860,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                     1,832,100
          1,810,000 Hollinger International Publishing, Inc. company guaranty 9 1/4s, 2007                1,855,250
         10,811,212 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010 (Canada) (PIK)             9,405,754
          3,010,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011                                    331,100
          3,050,000 Mail-Well I Corp. 144A company guaranty 9 5/8s, 2012                                  2,104,500
          4,390,000 Perry-Judd company guaranty 10 5/8s, 2007                                             4,170,500
          8,905,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                          6,678,750
          1,835,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          1,357,900
          4,090,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                  3,343,575
          2,350,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                               1,057,500
          2,690,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                 2,178,900
          2,394,000 Reader's Digest Association, Inc. (The) bank term loan FRN Ser. B,
                    4.258s, 2008 (acquired 5/15/02, cost $2,391,008) (RES)                                2,335,646
          1,400,000 TDL Infomedia Group, Ltd. 144A bonds 12 1/8s, 2009
                    (United Kingdom)                                                                      2,278,553
          4,210,000 Vertis, Inc. 144A sr. notes 10 7/8s, 2009                                             4,167,900
          1,850,000 Von Hoffman Corp. 144A sr. sub. notes 10 3/8s, 2007                                   1,572,500
          4,340,000 Von Hoffman Press, Inc. company guaranty 10 1/4s, 2009                                4,123,000
          1,590,662 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                             1,113,463
                                                                                                      -------------
                                                                                                         53,534,290

Retail (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,795,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                             2,543,450
          3,570,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                               3,213,000
          5,270,000 Autonation, Inc. company guaranty 9s, 2008                                            5,401,750
            830,000 JC Penney Company, Inc. debs. 7.95s, 2017                                               688,900
            300,000 JC Penney Company, Inc. debs. 7.4s, 2037                                                286,500
          1,360,000 JC Penney Company, Inc. notes Ser. MTNA, 7.05s, 2005                                  1,319,200
          8,085,000 JC Penney Company, Inc. 144A notes 9s, 2012                                           7,802,025
            200,000 Kmart Corp. debs. 7 3/4s, 2012 (In default) (NON)                                        36,000
          4,000,000 Kmart Corp. pass-through certificates Ser. 95K4, 9.35s, 2020
                    (In default) (NON)                                                                    1,640,000
            390,000 Kmart Corp. 144A notes 9 7/8s, 2008 (In default) (NON)                                   78,000
            585,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                          590,850
          1,994,832 Petco Animal Supplies, Inc. bank term loan FRN Ser. C, 4.81s, 2008
                    (acquired 8/7/02, cost $1,991,840) (RES)                                              1,999,819
         10,687,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              9,832,040
          3,100,000 United Auto Group, Inc. 144A sr. sub. notes 9 5/8s, 2012                              3,084,500
                                                                                                      -------------
                                                                                                         38,516,034

Technology (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,010,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       2,197,300
          1,950,000 Amkor Technologies, Inc. Structured Notes (issued by STEERS Credit
                    Linked Trust 2000) 12.58s, 2005                                                       1,170,000
             60,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                            42,000
          1,350,000 CSG Systems International, Inc. bank term loan FRN Ser. B, 4.507s,
                    2008 (acquired 3/4/02, cost $1,353,375) (RES)                                         1,258,875
            785,000 Fairchild Semiconductor International, Inc. company guaranty
                    10 3/8s, 2007                                                                           808,550
          1,600,000 Iron Mountain, Inc. bank term loan FRN Ser. L, 4.08s, 2008
                    (acquired 7/30/02, cost $1,612,000) (RES)                                             1,604,400
          4,480,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                     4,592,000
          1,320,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                            1,313,400
          4,960,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                       4,947,600
            400,000 Lucent Technologies, Inc. debs. 6 1/2s, 2028                                            120,000
         15,380,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                           4,921,600
          6,715,000 Nortel Networks Corp. notes 6 1/8s, 2006 (Canada)                                     2,417,400
          2,130,000 ON Semiconductor Corp. 144A company guaranty 12s, 2008                                1,363,200
          2,410,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                               120,500
          1,615,000 SCG Holding & Semiconductor Corp. company guaranty 12s, 2009                            710,600
          1,400,000 Seagate Technology Hdd Holdings bank term loan FRN Ser. B, 3 3/4s,
                    2007 (acquired 5/9/02, cost $1,400,000) (RES)                                         1,394,250
          3,810,000 Seagate Technology Hdd Holdings 144A sr. notes 8s, 2009                               3,562,350
          7,671,000 Sequa Corp. sr. notes 9s, 2009                                                        6,827,190
          1,046,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                              925,710
            830,952 Telex Communications Group, Inc. sr. sub. notes Ser. A, zero %, 2006                    457,024
          2,600,000 Titan Corp. (The) bank term loan FRN Ser. B, 4.782s, 2009
                    (acquired various dates 5/14/02 to 6/3/02, cost $2,607,500) (RES)                     2,602,600
            620,000 Unisys Corp. sr. notes 8 1/8s, 2006                                                     589,000
          2,135,000 Unisys Corp. sr. notes 7 7/8s, 2008                                                   1,964,200
          1,170,000 Unisys Corp. sr. notes 7 1/4s, 2005                                                   1,105,650
          1,180,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                        932,200
          2,585,000 Xerox Corp. notes 5 1/2s, 2003                                                        2,223,100
          7,170,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                               5,736,000
            220,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 184,800
                                                                                                      -------------
                                                                                                         56,091,499

Textiles (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,890,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008 (In default) (NON)                     466,013
          2,190,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          106,763
          1,935,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                            1,538,325
EUR         725,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              531,011
         $2,590,000 Russell Corp. 144A sr. notes 9 1/4s, 2010                                             2,693,600
          1,025,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                1,014,750
          3,480,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                          991,800
          3,160,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                          948,000
          3,530,000 William Carter Holdings Co. (The) company guaranty Ser. B,
                    10 7/8s, 2011                                                                         3,865,350
                                                                                                      -------------
                                                                                                         12,155,612

Transportation (1.1%)
-------------------------------------------------------------------------------------------------------------------
            330,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                       188,100
          5,830,000 Airbus Industries 144A sinking fund Ser. D, 12.266s, 2020                             2,332,000
             18,640 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                      9,320
          5,210,000 Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                        3,126,000
          1,910,000 Continental Airlines, Inc. pass-through certificates Ser. D, 7.568s, 2006             1,050,500
          6,033,000 CSX Corp. notes 6 1/4s, 2008                                                          6,630,508
          2,335,000 Delta Airlines, Inc. pass-through certificates Ser. 00-1, Class C,
                    7.779s, 2005                                                                          2,087,700
          1,830,000 Delta Airlines, Inc. pass-through certificates Ser. C, 7.779s, 2012                   1,647,000
          1,197,000 Ingram Industries bank term loan FRN ser. B, 4.32s, 2008
                    (acquired 6/17/02, cost $1,197,000) (RES)                                             1,191,015
          3,750,000 Kansas City Southern Railway Co. company guaranty 9 1/2s, 2008                        4,087,500
          2,310,000 Kansas City Southern Railway Co. company guaranty 7 1/2s, 2009                        2,350,425
          3,092,398 Motor Coach Industries bank term loan FRN Ser. B, 5.81s, 2006
                    (acquired various dates 6/13/01 to 9/6/01, cost $2,532,923) (RES)                     2,665,261
          3,330,000 Navistar International Corp. company guaranty Ser. B, 9 3/8s, 2006                    3,196,800
          3,215,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               2,764,900
             70,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                    44,800
          2,875,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                1,581,250
          5,000,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                       2,500,000
          1,883,077 NWA Trust sr. notes Ser. A, 9 1/4s, 2012                                              1,807,754
          5,340,000 RailAmerica Transportation company guaranty 12 7/8s, 2010                             5,473,500
            830,000 Transportation Manufacturing Operations, Inc. company guaranty
                    11 1/4s, 2009                                                                           506,300
            930,000 Travel Centers of America, Inc. company guaranty 12 3/4s, 2009                          976,500
          2,900,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                       1,450,000
                                                                                                      -------------
                                                                                                         47,667,133

Utilities & Power (1.7%)
-------------------------------------------------------------------------------------------------------------------
          3,570,000 AES Corp. (The) notes 8 3/4s, 2008                                                    1,785,000
            930,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                  483,600
          3,325,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                1,629,250
            710,000 Calpine Canada Energy Finance company guaranty 8 1/2s,
                    2008 (Canada)                                                                           294,650
          1,945,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                   894,700
            115,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                     47,725
          8,590,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                  3,393,050
          9,489,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  3,890,490
          3,620,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,592,800
            510,000 CMS Energy Corp. pass-through certificates 7s, 2005                                     397,800
          3,580,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                 2,792,400
          2,030,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                               1,522,500
          2,405,000 CMS Panhandle Holding Corp. sr. notes 6 1/2s, 2009                                    2,049,589
          4,315,000 Consumers Energy bank term loan FRN 6.342s, 2004
                    (acquired various dates 9/16/02 to 9/17/02, cost $4,142,400) (RES)                    4,142,400
          2,240,000 Edison Mission Energy sr. notes 10s, 2008                                             1,097,600
          2,420,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                          1,185,800
          2,094,750 Michigan Electric Transmission Co./Michigan Electric Transmission, Inc.
                    bank term loan FRN Ser. B, 4.411s, 2007 (acquired various dates
                    4/22/02 to 5/3/02, cost $2,101,500) (RES)                                             2,097,368
          9,825,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                  9,972,407
            430,000 Midland Funding II Corp. debs. Ser. B, 13 1/4s, 2006                                    445,050
          3,460,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                   1,038,000
                251 Northeast Utilities notes Ser. A, 8.58s, 2006                                               278
          1,910,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005 (In default) (NON)             1,890,900
          3,000,000 Southern California Edison Co. bank term loan FRN Ser. B, 4.813s, 2005
                    (acquired 2/28/02, cost $2,995,000) (RES)                                             2,970,000
          5,080,000 Southern California Edison Co. notes 8.95s, 2003                                      4,953,000
            490,000 Southern California Edison Co. notes 6 3/8s, 2006                                       431,200
          4,520,000 Tiverton/Rumford Power Associates, LP 144A pass-through
                    certificates 9s, 2018                                                                 3,118,800
            971,701 TNP Enterprises, Inc. bank term loan FRN 4.573s, 2005
                    (acquired 1/19/01, cost $970,730) (RES)                                                 968,057
          5,440,000 Western Resources, Inc. 1st mtge. 7 7/8s, 2007                                        5,440,000
          1,800,000 Western Resources, Inc. bank term loan FRN 4.82s, 2005
                    (acquired 6/4/02, cost $1,800,000) (RES)                                              1,737,000
          4,140,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                        3,808,800
          7,271,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                    6,543,900
                                                                                                     --------------
                                                                                                         72,614,114
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $2,343,776,812)                            $1,965,768,529

FOREIGN GOVERNMENT BONDS AND NOTES (16.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD      10,657,916 Argentina (Republic of) bonds Ser. 2018, 2.89s, 2018 (In default) (NON)              $1,971,714
USD      19,270,000 Brazil (Federal Republic of) bonds 10 1/8s, 2027                                      7,852,525
USD       7,530,000 Brazil (Federal Republic of) notes 11s, 2012                                          3,249,195
USD       8,765,000 Brazil (Federal Republic of) unsub. notes 11s, 2040                                   3,804,010
USD       1,810,000 Bulgaria (Republic of) bonds Ser. REGS, 8 1/4s, 2015                                  1,850,725
USD      29,919,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                       30,592,178
CAD      58,040,000 Canada (Government of) bonds 6s, 2011                                                39,563,079
CAD       9,650,000 Canada (Government of) bonds 5 1/2s, 2010                                             6,385,672
CAD       8,915,000 Canada (Government of) bonds Ser. WB60, 7 1/4s, 2007                                  6,369,222
CAD       1,550,000 Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029                                  1,019,814
USD       8,995,000 Colombia (Republic of) bonds 11 3/4s, 2020                                            7,353,413
EUR       2,195,000 Colombia (Republic of) notes Ser. EMTN, 11 1/2s, 2011                                 1,692,810
EUR       4,170,000 Colombia (Republic of) unsub. bonds Ser. 15A, 11 3/8s, 2008                           3,298,362
USD       2,760,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                      1,449,000
USD      19,645,000 Ecuador (Republic of) bonds stepped-coupon Ser. REGS, 6s
                    (7s, 8/15/03), 2030 (STP)                                                             7,199,893
EUR       6,430,000 France (Government of) deb. 4s, 2009                                                  6,331,246
EUR       8,633,900 Germany (Federal Republic of) bonds Ser. 00, 5 1/2s, 2031                             9,345,882
EUR       8,740,000 Germany (Federal Republic of) bonds Ser. 94, 6 1/4s, 2024                            10,138,657
EUR       9,420,000 Italy (Government of) treasury bonds 4 3/4s, 2006                                     9,691,388
EUR      24,995,000 Italy (Government of) treasury bonds 3 1/4s, 2004                                    24,779,061
USD       2,170,000 Malaysia (Government of) bonds 7 1/2s, 2011                                           2,520,455
NZD      37,497,000 New Zealand (Government of) bonds 8s, 2006                                           18,918,601
NZD      37,873,000 New Zealand (Government of) bonds Ser. 709, 7s, 2009                                 18,717,617
USD       8,271,200 Peru (Republic of) bonds Ser. PDI, 4s, 2017                                           5,583,060
USD       6,635,000 Russia (Federation of) bonds 12 3/4s, 2028                                            8,061,525
USD      23,210,000 Russia (Federation of) unsub. 10s, 2007                                              25,124,825
USD      14,015,000 Russia (Federation of) unsub. 8 1/4s, 2010                                           14,000,985
USD      55,635,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                        39,361,763
USD      42,891,875 Russia (Federation of) 144A unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                        30,346,002
USD      18,400,000 South Africa (Republic of) notes 7 3/8s, 2012                                        19,228,000
EUR       3,000,000 Spain (Government of) bonds 5 3/4s, 2032                                              3,308,159
EUR      10,000,000 Spain (Government of) bonds 4.8s, 2006                                               10,335,526
SEK     381,230,000 Sweden (Government of) bonds Ser. 1037, 8s, 2007                                     47,247,103
SEK     611,035,000 Sweden (Government of) bonds Ser. 1044, 3 1/2s, 2006                                 63,974,265
USD       8,655,000 Turkey (Republic of) bonds 11 3/4s, 2010                                              7,737,570
USD       4,645,000 Turkey (Republic of) sr. unsub. 11 7/8s, 2030                                         3,897,155
USD       4,380,000 Turkey (Republic of) sr. unsub. bonds 12 3/8s, 2009                                   4,090,920
GBP      13,975,000 United Kingdom Treasury bonds 10s, 2003                                              23,261,265
GBP       7,230,000 United Kingdom Treasury bonds 5s, 2012                                               11,920,580
GBP      18,445,000 United Kingdom Treasury bonds 5s, 2004                                               29,715,379
GBP      20,506,000 United Kingdom Treasury bonds 8 1/2s, 2005                                           36,566,607
USD      17,705,000 United Mexican States bonds 11 3/8s, 2016                                            21,821,413
USD      18,390,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                     17,838,300
USD       4,810,000 United Mexican States notes 8 1/8s, 2019                                              4,684,940
USD      27,165,000 United Mexican States notes Ser. A, 9 7/8s, 2010                                     30,832,275
USD       4,620,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                            3,067,680
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes (cost $649,842,871)                       $686,099,816
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (12.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (2.2%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association Pass-Through Certificates
            $10,378 8s, April 1, 2027                                                                       $11,113
              9,046 7s, January 1, 2006                                                                       9,394
         59,956,327 6 1/2s, with due dates from April 1, 2031 to August 1, 2032                          62,149,530
            386,604 6 1/2s, with due dates from February 1, 2013 to February 1, 2015                        405,684
            142,868 6s, July 1, 2032                                                                        146,873
            845,000 TBA, 6s, October 1, 2031                                                                867,714
                    Government National Mortgage Association Pass-Through Certificates
            108,789 8s, December 15, 2022                                                                   118,308
          1,220,735 7s, with due dates from December 15, 2022 to September 15, 2031                       1,284,346
         27,000,000 TBA, 6 1/2s, October 1, 2032                                                         28,164,240
                                                                                                      -------------
                                                                                                         93,157,202

U.S. Treasury Obligations (9.8%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         37,950,000 7 1/2s, November 15, 2016                                                            50,313,351
         66,430,000 6 1/4s, May 15, 2030 (SEG)                                                           81,049,250
         77,090,000 6 1/4s, August 15, 2023                                                              91,929,825
                    U.S. Treasury Notes
         32,175,000 4 3/8s, August 15, 2012                                                              34,211,034
             49,000 4 3/8s, May 15, 2007                                                                     52,887
         78,020,000 3 1/4s, August 15, 2007                                                              80,415,214
         51,815,000 1 7/8s, September 30, 2004                                                           51,988,580
         98,235,000 U.S. Treasury Strip zero %, November 15, 2024                                        31,282,936
                                                                                                      -------------
                                                                                                        421,243,077
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $487,531,705)                   $514,400,279

COLLATERALIZED MORTGAGE OBLIGATIONS (10.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Amortizing Residential Collateral Trust
       $172,427,886 Ser. 02-BC1, Class A, Interest Only (IO), 6s, 2005                                  $12,797,391
         13,643,000 Ser. 02-BC1, Class M2, FRN, 2.914s, 2032                                             13,477,879
          1,100,000 Amresco Commercial Mortgage Funding I Ser. 97-C1, Class F,
                    7.64s, 2029                                                                           1,243,000
          2,868,541 Arc Net Interest Margin Trust Ser. 02-5A, Class A, 7 3/4s, 2032                       2,850,085
          1,607,000 Banc of America Commercial Mortgage, Inc. Ser. 02-PB2, Class K,
                    6.29s, 2035                                                                           1,485,973
          6,489,896 Blackstone Hotel Acquisition Co. jr. mtge. loan FRN 9.794s, 2003
                    (United Kingdom)                                                                      9,679,147
          1,500,000 Chase Commercial Mortgage Securities Corp. Ser. 00-3, Class G,
                    6.887s, 2019                                                                          1,410,469
                    Commercial Mortgage Acceptance Corp.
          9,955,000 Ser. 97-ML1, Class D, 7.043s, 2010                                                   10,516,524
        147,605,892 Ser. 97-ML1, Class IO, 0.938s, 2017                                                   5,091,250
        163,426,967 Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO, 1.159s, 2020                 9,709,860
          9,172,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class A2, 7s, 2011                  10,086,334
         14,703,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B,
                    7s, 2011                                                                             15,405,987
         10,000,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class C, 7s, 2012                   10,132,813
          2,282,000 CS First Boston Mortgage Securities Corp. 144A Ser. 02-CKN2,
                    Class H, 6.122s, 2037                                                                 1,972,860
        295,666,876 Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1, Class X, IO,
                    1.222s, 2023                                                                         11,133,706
                    Euro Loan Conduit 144A
          1,917,222 FRN Ser. 7A, Class E, 7.48s, 2006 (United Kingdom)                                    2,879,767
          1,785,000 FRN Ser. 7A, Class D, 5.73s, 2006 (United Kingdom)                                    2,793,439
                    Fannie Mae
          3,257,788 Ser. 98-51, Class SG, 26.12s, 2022                                                    1,456,201
         30,644,125 Ser. 02-36, Class SJ, 15 1/2s, 2029                                                  34,036,435
          3,803,373 Ser. 98-1, Class SA, IO, 13.347s, 2024                                                  242,465
          9,904,291 Ser. 96-40, Class SD, IO, 12.135s, 2022                                               1,683,729
             24,346 Ser. 92-15, Class L, IO, 10.376s, 2022                                                  446,573
          2,219,048 Ser. 93-80, Class S, FRN, 8.624s, 2023                                                2,282,282
         14,890,052 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   16,053,412
          5,416,523 Ser. 01-58, Class HI, IO, 6 1/2s, 2026                                                  457,019
            184,395 Ser. 00-4, Class SX, 6 1/2s, 2023                                                       184,395
         33,737,542 Ser. 93-251, Class Z, 6 1/2s, 2023                                                   33,969,487
         45,695,016 Ser. 02-18, Class SD, IO, 6.386s, 2032                                                4,023,554
         58,484,774 Ser. 02-9, Class MS, IO, 6.29s, 2032                                                  4,971,206
         66,395,924 Ser. 02-36, Class QH, IO, 6.236s, 2031                                                4,297,678
         17,424,110 Ser. 02-29, Class SL, IO, 6.236s, 2029                                                  914,766
          6,594,660 Ser. 02-25, Class SX, IO, 6.186s, 2032                                                  597,960
         10,893,988 Ser. 02-44, Class SJ, IO, 6.186s, 2032                                                  936,202
         80,878,768 Ser. 02-47, Class NS, IO, 6.186s, 2032                                                6,824,146
         51,261,333 Ser. 02-34, Class SB, IO, 6.13s, 2032                                                 4,100,907
         14,037,319 Ser. 02-39, Class SB, IO, 6.13s, 2032                                                 1,122,986
         29,807,363 Ser. 318, Class 2, IO, 6s, 2032                                                       5,267,527
          9,380,481 Ser. 01-74, Class MI, IO, 6s, 2015                                                    1,085,514
         91,797,850 Ser. 00-T6, IO, 0.735s, 2030                                                          2,008,078
          2,040,643 Ser. 02-16, Class BO, Principal Only (PO), zero %, 2032                               2,023,744
          1,268,206 Ser. 01-41, Class KO, PO, zero %, 2031                                                1,265,829
          3,263,902 Ser. 99-51, Class N, PO, zero %, 2029                                                 2,888,554
            190,604 Ser. 97-26, Class U, PO, zero %, 2027                                                   179,168
          2,454,898 Ser. 97-92, PO, zero %, 2025                                                          2,447,610
          3,786,792 Ser. 96-5, Class PB, PO, zero %, 2024                                                 3,519,350
          3,387,457 Ser. 93-159, Class D, PO, zero %, 2023                                                3,353,582
          1,577,358 Federal Home Loan Mortgage Corp. Ser. 57, Class A, PO,
                    zero %, 2023                                                                          1,570,703
        100,344,277 FFCA Secured Lending Corp. Ser. 00-1, Class X, IO, 1.708s, 2020                       8,200,009
                    Freddie Mac
          2,386,619 Ser. 2154, Class SA, 24.83s, 2029                                                     2,426,148
          4,734,120 Ser. 2398, Class DT, 20.589s, 2032                                                    4,805,131
          6,621,718 Ser. 2413, Class SH, 20.199s, 2032                                                    6,706,559
          9,420,446 Ser. 2412, Class GS, 16.302s, 2032                                                   11,010,146
            567,300 Ser. 2028, Class SG, IO, 13.982s, 2023                                                   63,821
          7,249,814 Ser. 2032, Class SK, IO, 13.347s, 2024                                                  468,972
          3,649,363 Ser. 2412, Class JS, FRN, 10.725s, 2016                                               3,667,610
          5,613,061 Ser. 1717, Class L, 6 1/2s, 2024                                                      5,895,455
         27,803,865 Ser. 2448, Class SE, IO, 6.3s, 2029                                                   1,442,326
         19,026,200 Ser. 2448, Class SM, IO, 6.2s, 2032                                                   3,543,630
            651,102 Ser. 216, IO, 6s, 2032                                                                  116,079
         31,650,704 Ser. 212, IO, 6s, 2031                                                                4,411,317
         13,907,750 Ser. 2389, Class PI, IO, 6s, 2025                                                     1,225,620
          6,693,880 Ser. 2044, Class SG, IO, 5.06s, 2023                                                     88,903
          1,706,146 Ser. 2399, Class GO, PO, zero %, 2032                                                 1,691,217
          2,864,565 Ser. 2344, Class HO, PO, zero %, 2031                                                 2,839,500
            395,765 Ser. 2344, Class LO, PO, zero %, 2031                                                   392,797
            417,838 Ser. 2351, Class EO, PO, zero %, 2031                                                   417,707
          1,217,948 Ser. 2334, Class EA, PO, zero %, 2031                                                 1,205,768
          6,566,613 Ser. 215, Class PO, PO, zero %, 2031                                                  6,019,739
          3,502,795 Ser. 2191, Class MO, PO, zero %, 2027                                                 3,291,534
          4,177,409 Ser. 2044, PO, zero %, 2023                                                           4,093,861
                 20 Ser. 2078, Class KC, PO, zero %, 2023                                                        19
          2,214,728 Ser. 1208, Class F, zero %, 2022                                                      1,988,099
          5,309,832 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4, 6 3/4s, 2028                5,792,655
                    Government National Mortgage Association
          8,201,455 Ser. 02-49, Class QS, FRN, 16.076s, 2029                                              8,278,344
          2,138,101 Ser. 97-13, Class PI, IO, 8s, 2027                                                      360,244
         37,018,245 Ser. 01-43, Class SJ, IO, 5.78s, 2029                                                 2,070,708
         23,451,543 Ser. 96-16, Class S, IO, 6.625s, 2010                                                 2,630,982
         61,079,461 Ser. 02-47, Class SM, IO, 4.15s, 2032                                                 2,786,750
            599,524 Ser. 99-31, Class MP, PO, zero %, 2029                                                  548,372
          3,601,533 Ser. 98-2, Class EA, PO, zero %, 2028                                                 3,278,321
            365,889 Ser. 99-42, PO, zero %, 2027                                                            359,486
            432,203 Ser. 99-32, Class EA, PO, zero %, 2027                                                  430,650
          5,890,000 Granite Mortgages PLC FRN Ser. 01-1, Class 1C, 3.26s, 2041
                    (United Kingdom)                                                                      5,884,478
          1,354,258 Headlands Mortgage Securities, Inc. Ser. 98-1, Class X2, IO, 6 1/2s, 2028               122,730
         25,500,000 Holmes Financing PLC FRB Ser. 1, Class 2C, 2.925s, 2040                              25,492,031
                    LB-UBS Commercial Mortgage Trust
          2,000,000 Ser. 00-C3, Class H, 7.585s, 2010                                                     2,015,469
          9,965,000 Ser. 01-C3, Class A2, 6.37s, 2011                                                    11,201,283
          3,000,000 Ser. 01-C3, Class H, 6.16s, 2011                                                      2,614,074
                    Merrill Lynch Mortgage Investors, Inc.
          1,598,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      1,722,594
         68,209,736 Ser. 96-C2, IO, 1.899s, 2028                                                          4,625,473
          7,686,000 Ser. 1995-C3, Class D, 1.524s, 2025                                                   8,483,423
         39,555,544 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, 1.552s, 2012                 1,965,416
            197,127 Prudential Home Mortgage Securities Ser. 93-57, Class A4, 5.9s, 2023                    200,206
          3,602,938 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                   3,789,715
          1,386,883 Structured Asset Security Corp. Ser. 98-RF3, IO, 2.148s, 2028                           253,800
         13,106,421 Wells Fargo Mortgage Backed Securities Trust Ser. 01-31, Class A5,
                    16.536s, 2032                                                                        12,999,903
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $459,399,483)                      $450,796,620

ASSET-BACKED SECURITIES (4.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $32,149 ABSC Nims Trust Ser. 01-HE3, Class A, 7s, 2031                                          $31,988
          4,001,883 Arc Net Interest Margin Trust 144A Ser. 02-1A, Class A, 7 3/4s, 2032                  4,001,198
          2,693,358 Asset Backed Funding Corp. NIM Trust Ser. 02-WF1, 9.32s, 2032                         2,666,424
         11,676,000 Bank One Issuance Trust Ser. 02-C1, Class C1, FRN, 2.783s, 2007                      11,526,407
                    Bayview Financial Acquisition Trust
          6,550,000 Ser. 02-CA, Class A, IO, 14s, 2004                                                      825,914
          6,355,263 Ser. 01-DA, Class M3, FRN, 3.214s, 2031                                               6,355,263
          7,703,984 CDC Mortgage Capital Trust Ser. 02-HE1, Class M, FRN, 3.064s, 2033                    7,628,148
                    Chase Funding Net Interest Margin
          2,801,684 Ser. 02-1, Class Note, 8 1/2s, 2035                                                   2,778,150
          5,018,741 Ser. 02-2, 8 1/2s, 2032                                                               5,018,741
          2,334,091 Ser. 02-C1, Class Note, 8 1/2s, 2035                                                  2,377,971
          2,442,000 Chase Funding Net Interest Margin 144A Ser. 02-3, Class Note,
                    8 1/2s, 2035                                                                          2,442,000
                    Conseco Finance Securitizations Corp.
         18,026,000 Ser. 00-4, Class A6, 8.31s, 2032                                                     18,839,315
          5,585,000 Ser. 00-6, Class M2, 8.2s, 2032                                                       4,990,667
          6,182,000 Ser. 01-4, Class B1, 9.4s, 2010                                                       4,265,580
         22,282,862 Ser. 02-1, Class A, 6.681s, 2033                                                     22,507,206
          4,668,000 Consumer Credit Reference IDX Securities Ser. 02-1A, Class A, FRB,
                    3.82s, 2007                                                                           4,678,211
          7,191,277 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      4,746,243
          2,075,000 Green Tree Financial Corp. Ser. 95-F, Class B2, 7.1s, 2021                            1,908,352
         14,531,064 Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031                     16,032,428
          2,120,000 Home Equity Asset Trust Ser. 02-1N, Class A, 8s, 2032                                 2,082,039
          7,500,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 4.589s, 2012                                     7,113,281
          6,257,565 Madison Avenue Manufactured Housing Contract Ser. 02-A, Class B1,
                    FRN, 5.06s, 2032                                                                      4,693,174
          3,506,270 Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                         3,719,934
                    Morgan Stanley Dean Witter Capital I
          9,609,000 Ser. 01-NC4, Class B1, FRN, 4.318s, 2032                                              9,628,518
          4,385,000 Ser. 01-NC3, Class B1, FRN 4.264s, 2031                                               4,393,907
          3,900,000 Ser. 02-AM2, Class B1, FRN, 4.064s, 2032                                              3,874,406
          5,037,000 Ser. 02-NC3, Class M2, FRN, 3.113s, 2032                                              4,985,119
                    Morgan Stanley Dean Witter Capital I 144A
          1,949,452 Ser. 01-AM1N, Class Note, 12 3/4s, 2032                                               1,949,452
          4,403,148 Ser. 01-NC4N, Class Note, 8 1/2s, 2032                                                4,422,963
          5,502,950 Option One Mortgage Securities Corp. Ser. 02-2A, Class CFTS,
                    8.83s, 2032                                                                           5,501,231
          3,996,719 Option One Mortgage Securities Corp. 144A Ser. 02-1, Class CTFS,
                    6 3/4s, 2032                                                                          3,979,837
         11,009,721 Pass-Through Amortizing Credit Card Trust Ser. 02-1A, Class A4FL,
                    7.339s, 2012                                                                         11,009,722
          2,403,000 TIAA Commercial Real Estate Securitization Ser. 02-1A, Class IV,
                    6.84s, 2037                                                                           2,012,888
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $194,611,431)                                  $192,986,677

PREFERRED STOCKS (1.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              3,320 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                                       $33
             57,593 Brand Scaffold Services, Inc. 144A $3.625 pfd.                                        3,685,952
            283,100 California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                  7,371,924
            140,002 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                   7,945,114
             14,690 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               398,099
          1,250,000 CSBI Capital Trust I 144A company guaranty Ser. A, 11.75% pfd.                        1,437,500
            131,086 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                    8,520,590
             14,475 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                       1,302,773
              4,159 Delta Financial Corp. Ser. A, $10.00 cum. pfd.                                           22,875
            223,100 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                2,231
             18,000 Diva Systems Corp. 144A Ser. D, zero % pfd.                                                 180
             68,400 Doane Pet Care Co. $7.125 pfd.                                                        2,394,000
              4,641 Dobson Communications Corp. 13.00% pfd.                                               1,160,250
              2,587 Dobson Communications Corp. 12.25% pfd. (PIK)                                           646,743
              2,460 First Republic Capital Corp. 144A 10.50% pfd.                                         2,521,500
            172,935 Fitzgeralds Gaming Corp. zero % cum. pfd.                                                 1,729
              3,132 Granite Broadcasting Corp. 12.75% cum. pfd. (PIK)                                     1,722,600
                  1 Intermedia Communications, Inc. Ser. B, 13.50% pfd. (In default) (NON) (PIK)                  4
                309 Leiner Health Products Ser. C, zero %                                                        --
              7,006 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                4,203,600
              7,525 North Atlantic Trading Co. 12.00% pfd. (PIK)                                            139,213
              1,708 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                    9,223,198
                  1 Pegasus Satellite Ser. B, 12.75% cum. pfd. (PIK)                                            350
              6,487 Rural Cellular Corp. 12.25% pfd. (PIK)                                                1,037,939
                                                                                                      -------------
                    Total Preferred Stocks (cost $84,395,312)                                           $53,738,397

BRADY BONDS (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $19,031,442 Brazil (Federal Republic of) bonds 8s, 2014                                          $9,302,569
          4,900,000 Brazil (Federal Republic of) government guaranty Ser. 30YR,
                    3.063s, 2024                                                                          2,658,250
          7,760,000 Brazil (Federal Republic of) govt. guaranty FRB Ser. RG, 3 1/8s, 2012                 3,055,888
          4,750,000 Central Bank of Nigeria bonds Ser. WW, 6 1/4s, 2020                                   2,778,750
          4,755,000 Peru (Republic of) coll. FLIRB 4s, 2017                                               2,847,294
          3,215,000 Peru (Republic of) FLIRB 4s, 2017                                                     1,925,142
          7,400,000 United Mexican States bonds Ser. B, 6 1/4s, 2019                                      7,159,500
         28,285,200 Venezuela (Republic of) debs. FRB Ser. DL, 2 7/8s, 2007                              21,355,326
                                                                                                      -------------
                    Total Brady Bonds (cost $61,715,231)                                                $51,082,719

COMMON STOCKS (0.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             12,487 Alderwoods Group, Inc. (NON)                                                            $81,166
            187,809 Arch Wireless, Inc. (NON)                                                                    19
             74,650 Aurora Foods, Inc. (NON)                                                                 48,523
             24,603 Call-Net Enterprises, Inc. Class B (Canada) (NON)                                         7,135
          1,339,542 Celcaribe SA (Colombia) (NON)                                                            13,395
         17,648,338 Contifinancial Corp. Liquidating Trust Units                                            617,692
             89,153 Covad Communications Group, Inc. 144A (NON)                                             131,055
              3,895 Delta Funding Residual Exchange Co., LLC (NON)                                          757,578
              3,895 Delta Funding Residual Management, Inc. (NON)                                                39
            106,920 Doskocil Manufacturing Company, Inc. (NON)                                              404,158
            217,887 Fitzgeralds Gaming Corp.                                                                  2,179
                  1 Focal Communications Corp. (NON)                                                              1
             39,268 Genesis Health Ventures, Inc. (NON)                                                     645,566
            650,000 Loewen Group International, Inc. (NON)                                                       65
             11,150 Mariner Health Care, Inc. (NON)                                                          83,625
          4,355,000 Morrison Knudsen Corp. (NON)                                                            174,200
            187,835 Pioneer Companies, Inc. (NON)                                                           422,629
              1,942 Premium Holdings (L.P.) 144A                                                             40,784
              9,800 PSF Group Holdings, Inc. 144A Class A (AFF)                                          17,149,432
                896 Quorum Broadcast Holdings, Inc. Class E
                    (acquired 5/15/01, cost $893,697) (RES)                                                 611,982
            825,666 Regal Entertainment Group 144A
                    (acquired 5/9/02, cost $6,569,792) (NON) (RES)                                       11,022,641
            148,779 Safety Components International, Inc. (NON)                                           1,026,575
              5,892 Sun Healthcare Group, Inc. (NON)                                                         31,228
              8,920 Vast Solutions, Inc. Class B1 (NON)                                                       4,460
              8,920 Vast Solutions, Inc. Class B2 (NON)                                                       4,460
              8,920 Vast Solutions, Inc. Class B3 (NON)                                                       4,460
              8,492 Washington Group International, Inc. (NON)                                              112,349
                                                                                                      -------------
                    Total Common Stocks (cost $92,284,149)                                              $33,397,396

CONVERTIBLE BONDS AND NOTES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $240,000 American Tower Corp. cv. bonds 2 1/4s, 2009                                            $142,800
          6,070,000 American Tower Corp. cv. notes 5s, 2010                                               2,458,350
          2,975,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                  2,900,625
            195,000 DaVita, Inc. 144A cv. sub. notes 7s, 2009                                               190,125
            110,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                            100,788
            568,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                    468,600
          2,736,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                1,846,800
            540,000 Rogers Communications cv. deb. 2s, 2005 (Canada)                                        374,625
          5,610,000 Tyco International, Ltd. cv. notes zero %, 2020 (Bermuda)                             3,667,537
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $13,561,218)                                $12,150,250

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              3,310 Australis Media, Ltd. units 15 3/4s, 2003 (Australia) (In default) (NON)                   $331
              1,825 MDP Acquisitions PLC 144A units 15 1/2s, 2013 (Ireland) (PIK)                         1,825,000
              2,230 Soi Funding Corp. 144A units 11 1/4s, 2009                                            2,051,600
              4,170 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                 1,256,213
             25,198 XCL, Ltd. 144A units cum. cv. pfd. 9.50% (In default) (NON) (PIK)                         6,300
                                                                                                      -------------
                    Total Units (cost $13,603,601)                                                       $5,139,444

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                908 Anker Coal Group, Inc. 14.25% cv. pfd.                                                   $4,540
                304 Genesis Health Ventures, Inc. $6.00 cv. pfd. (PIK)                                       33,440
              4,271 Hercules Trust II units 6.50% cum. cv. pfd.                                           2,263,629
              6,140 Interact Systems, Inc. 144A 14.00% cv. pfd. (In default) (NON)                               61
             29,300 LTV Corp. 144A $4.125 cv. pfd. (In default) (NON)                                         3,663
                353 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 1,412,000
             39,428 Telex Communications, Inc. zero % cv. pfd. (In default) (NON)                            39,428
              3,420 Weirton Steel Corp. Ser. C, zero % cv. pfd.                                               3,420
              4,916 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (In default) (NON) (PIK)                       1,229
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $8,541,269)                                 $3,761,410

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                 66 Anker Coal Group, Inc. 144A                                           10/28/09               $1
              3,750 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08                38
             12,400 Comunicacion Cellular 144A (Colombia)                                 11/15/03           12,400
              5,080 Dayton Superior Corp.                                                 6/15/09            50,797
              1,310 Decrane Aircraft Holdings Co.                                         9/30/08                 1
                  1 Decrane Aircraft Holdings Co. Class B                                 6/30/10                 1
                  1 Decrane Aircraft Holdings Co. Class B                                 6/30/10                 1
              7,975 Diva Systems Corp.                                                    5/15/06                80
             36,951 Diva Systems Corp. 144A                                               3/1/08                370
             57,479 Genesis Health Ventures, Inc.                                         10/1/02               575
              5,370 Horizon PCS, Inc.                                                     10/1/10                54
              6,140 Interact Systems, Inc.                                                8/1/03                  6
              6,140 Interact Systems, Inc. 144A                                           12/15/09               61
              4,640 iPCS, Inc. 144A                                                       7/15/10             1,160
              3,040 IWO Holdings, Inc.                                                    1/15/11               760
              2,878 Leap Wireless International, Inc. 144A                                4/15/10                29
             10,530 Mariner Health Care, Inc. Ser. WT04                                   5/1/04                329
              1,550 Metronet Communications 144A                                          8/15/07                16
              2,220 Mikohn Gaming Corp. 144A                                              8/15/08             2,220
              1,970 ONO Finance PLC 144A (United Kingdom)                                 2/15/11                 2
              8,645 Orion Network Systems                                                 1/15/07                86
              7,680 Paxson Communications Corp. 144A                                      6/30/03             3,840
              2,100 Pliant Corp. 144A                                                     6/1/10              4,200
              2,205 Sterling Chemicals Holdings                                           8/15/08             1,323
             14,733 Sun Healthcare Group, Inc.                                            2/28/05                 1
              1,555 Telex Communications Group, Inc.                                      3/30/07                16
              1,500 Travel Centers of America, Inc. 144A                                  5/1/09             15,000
              8,470 Ubiquitel, Inc. 144A                                                  4/15/10                 1
          7,400,000 United Mexican States Ser. E (Rights) (Mexico)                        6/30/07             2,220
          7,400,000 United Mexican States Ser. D (Rights) (Mexico)                        6/30/06             1,480
          7,400,000 United Mexican States Ser. C (Rights) (Mexico)                        6/30/05             1,480
          7,400,000 United Mexican States Ser. B (Rights) (Mexico)                        6/30/04            14,800
              5,050 Veraldo Holdings, Inc. 144A                                           4/15/08                51
                110 Versatel Telecom NV (Netherlands)                                     5/15/08                55
              5,242 Washington Group International, Inc. Ser. A                           1/25/06             3,932
              5,991 Washington Group International, Inc. Ser. B                           1/25/06             2,996
              3,238 Washington Group International, Inc. Ser. C                           1/25/06             1,619
              2,900 XM Satellite Radio Holdings, Inc. 144A                                3/15/10                 1
                                                                                                      -------------
                    Total Warrants (cost $4,753,939)                                                       $122,002

SHORT-TERM INVESTMENTS (7.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $70,000,000 Federal Home Loan Bank for an effective yield of 1.70%,
                    October 11, 2002                                                                    $69,966,944
          2,844,000 U.S. Treasury Bills zero %, December 12, 2002 (SEG)                                   2,833,733
             47,156 Short-term investments held as collateral for loaned securities with yields ranging from 1.73% to 2.00%
                    and due dates ranging from October 1, 2002 to
                    November 19, 2002 (d)                                                                    47,128
        243,074,544 Short-term investments held in Putnam commingled cash account with yields ranging from 1.67% to
                    1.98% and due dates ranging from October 1, 2002
                    to November 22, 2002 (d)                                                            243,074,544
                                                                                                     --------------
                    Total Short-Term Investments (cost $315,922,349)                                   $315,922,349
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $4,729,939,370)                                          $4,285,365,888
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,295,647,060.

(DEF) Security is in default of principal and interest at maturity.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2002 was $180,860,997 or 4.2% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated companies (Note 5).

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2002.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at September 30, 2002, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2002:
      (as percentage of Market Value)

             Canada                   2.7%
             Mexico                   2.1
             New Zealand              0.9
             Russia                   2.9
             Sweden                   2.8
             United Kingdom           4.0
             United States           79.7
             Other                    4.9
                                    -----
             Total                  100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 2002
                                                                   Unrealized
                           Market    Aggregate Face   Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars    $104,953,006    $104,972,768    12/18/02        $(19,762)
British Pounds          12,712,894      12,561,862    12/18/02         151,032
Canadian Dollars        50,346,107      50,597,292    12/18/02        (251,185)
Euro Dollars            78,133,787      77,263,755    12/18/02         870,032
Japanese Yen            62,604,713      63,916,152    12/18/02      (1,311,439)
South Korean Won        15,269,146      15,532,139    12/18/02        (262,993)
Swiss Franc              2,130,174       2,131,419    12/18/02          (1,245)
------------------------------------------------------------------------------
                                                                     $(825,560)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 2002
                                                                   Unrealized
                           Market    Aggregate Face   Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars      $7,896,206      $7,911,815    12/18/02         $15,609
British Pounds          34,825,082      34,567,394    12/18/02        (257,688)
Danish Krone             4,799,758       4,817,109    12/18/02          17,351
Euro Dollars            32,712,732      32,282,922    12/18/02        (429,810)
Japanese Yen            46,001,490      45,924,573    12/18/02         (76,917)
New Zealand
Dollars                 37,355,700      37,448,579    12/18/02          92,879
Swedish Krona          107,616,981     106,699,431    12/18/02        (917,550)
------------------------------------------------------------------------------
                                                                   $(1,556,126)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2002
                                                                   Unrealized
                           Market     Aggregate Face  Expiration  Appreciation/
                           Value           Value         Date    (Depreciation)
------------------------------------------------------------------------------
Euro 90 day (Long)     $11,951,875      11,772,088      Jun-06        $179,787
Euro 90 day (Long)      11,970,000      11,783,338      Mar-06         186,662
Euro 90 day (Long)      11,986,875      11,789,588      Dec-05         197,287
Euro 90 day (Long)      16,838,500      16,544,798      Jun-05         293,702
Euro 90 day (Long)      12,007,500      11,806,463      Sep-05         201,037
Euro 90 day (Long)      16,869,125      16,564,923      Mar-05         304,202
Euro 90 day (Long)      16,899,750      16,581,298      Dec-04         318,452
Euro 90 day (Long)       8,821,800       8,591,103      Sep-03         230,697
Euro 90 day
(Short)                 12,097,500      11,924,788      Sep-04        (172,712)
Euro 90 day
(Short)                 26,679,125      26,293,658      Jun-04        (385,467)
Euro 90 day
(Short)                 26,758,875      26,361,033      Mar-04        (397,842)
Euro 90 day
(Short)                 26,851,000      26,455,908      Dec-03        (395,092)
Euro 90 day
(Short)                 26,955,500      26,594,533      Sep-03        (360,967)
Euro 90 day
(Short)                 40,809,025      40,199,320      Jun-03        (609,705)
Euro 90 day
(Short)                 32,010,875      31,737,198      Mar-03        (273,677)
Euro 90 day
(Short)                 32,015,750      31,830,948      Dec-02        (184,802)
Euro Bund 10 yr.
(Long)                 218,422,158     216,713,958      Dec-02       1,708,200
Euro-Bobl (Long)        82,934,896      82,320,455      Dec-02         614,441
Interest Rate Swap
10 yr. (Long)            9,736,813       9,440,209      Dec-02         296,604
Japanese
Government 10
yr.-Simex (Long)        40,826,914      40,952,065      Dec-02        (125,151)
Japanese
Government 10
yr.-TSE (Long)          39,217,877      39,324,148      Dec-02        (106,271)
New Euroyen 90 day
(Long)                  55,818,436      55,822,235      Dec-02          (3,799)
New Euroyen 90 day
(Short)                 55,773,743      55,789,497      Dec-03          15,754
U.S. Treasury Note
10 yr. (Long)           13,792,844      13,282,950      Dec-02         509,894
U.S. Treasury Note
10 yr. (Short)         346,675,593     337,836,373      Dec-02      (8,839,220)
U.S. Treasury Note
5 yr. (Short)          300,102,563     293,899,024      Dec-02      (6,203,539)
U.S. Treasury Bond
(Long)                 174,459,750     165,794,028      Dec-02       8,665,722
U.S. Treasury Bond
(Short)                  1,028,250         983,212      Dec-02         (45,038)
------------------------------------------------------------------------------
                                                                   $(4,380,841)
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at September 30, 2002
(premiums received $2,498,896)
                                                                        Market
Notional Amount                                                         Value
------------------------------------------------------------------------------
14,553,000  Agreement with JPMorgan Chase Bank effective May 14, 2002 to receive a premium equal to 17.171% times the notional amount. For each credit default event related to one of the 100 issues within the HYDI 100 8.75%, 5/15/07 Bond Index, the fund makes a
            proportional payment of the notional amount times the difference between the par value and the then-market value of the defaulted
            issue.                                                  $4,373,177
------------------------------------------------------------------------------
TBA Sales Commitments at September 30, 2002
(proceeds receivable $85,599,863)
                                         Principal  Settlement        Market
Agency                                      Amount     Date           Value
------------------------------------------------------------------------------
FNMA 6 1/2s,
October 2032                           $55,548,000  10/15/2002     $57,544,395
GNMA 6 1/2s,
October 2032                            27,000,000  10/23/2002      28,164,240
------------------------------------------------------------------------------
                                                                   $85,708,635
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Swap Contracts Outstanding at September 30, 2002
                                                                  Unrealized
                                          Notional  Termination  Appreciation/
                                           Amount       Date    (Depreciation)
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services,
Inc. dated
January 23, 2001
to receive the
notional amount
multiplied by a
10-year receiver
swap option and
to pay quarterly
the notional
amount multiplied
by the three
month USD LIBOR.                         $235,000     01/24/04        $473,185

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated July 19,
2002 to receive
semiannually the
notional amount
multiplied by
5.114% and pay
quarterly the
notional amount
multiplied by the
three month USD
LIBOR BBA
adjusted by a
specified spread.                      35,000,000     07/23/12       2,280,491

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated August 13,
2002 to receive
semiannually the
notional amount
multiplied by
3.614% and pay
quarterly the
notional amount
multiplied by the
three month USD
LIBOR BBA
adjusted by a
specified spread.                      32,917,868     08/15/05         434,516

Agreement with
Merrill Lynch
Capital Services
dated October 27,
2000 to receive
semi-annually the
notional amount
multiplied by
6.74% and pay
quarterly the
notional amount
multiplied by the
three month USD
LIBOR.                                 33,300,000     10/31/05       3,238,812

Agreement with
Merrill Lynch
Capital Services,
Inc. dated July
30, 2002 to
receive
semi-annually the
notional amount
multiplied by the
three month
LIBOR-BBA and pay
the notional
amount multiplied
by 5.204%                              42,339,343     08/01/12      (3,058,111)

Agreement with
Merrill Lynch
Capital Services,
Inc. dated July
30, 2002 to pay
quarterly the
notional amount
multiplied by the
three month
LIBOR-BBA and
receive
semi-annually the
notional amount
multiplied by
5.845%                                 43,565,000     08/01/22       4,406,638

Agreement with
Merrill Lynch
Capital Services,
Inc. dated August
8, 2002 to
receive quarterly
the notional
amount multiplied
by the three
month LIBOR-BBA
and pay
semi-annually the
notional amount
multiplied by
5.601%                                 21,693,259     08/12/22       1,545,737

Agreement with
Merrill Lynch
Capital Services,
Inc. dated August
8, 2002 to
receive quarterly
the notional
amount multiplied
by the three
month LIBOR-BBA
and pay
semi-annually the
notional amount
multiplied by
4.94%                                  21,082,941     08/13/12      (1,089,970)

Agreement with
Merrill Lynch
Capital Services,
Inc. dated
September 27,
2002 to receive
semi-annually the
notional amount
multiplied by the
six month
JPY-LIBOR-BBA and
pay monthly the
notional amount
multiplied by
0.399%                                136,002,927     10/01/07       1,243,949

Agreement with
Credit Suisse
First Boston
International
dated March 28,
2002 to receive
(pay) quarterly
the notional
amount multiplied
by the return of
the Lehman
Brothers US
Corporate High
Yield Index and
pay quarterly the
notional amount
multiplied by the
three month USD
LIBOR adjusted by
a specified
spread.                                14,999,909     04/01/03        (520,865)

Agreement with
Credit Suisse
First Boston
International
dated July 3,
2002 to receive
(pay) quarterly
the notional
amount multiplied
by the return of
the Lehman
Brothers US
Corporate High
Yield Index and
pay quarterly the
notional amount
multiplied by the
three month USD
LIBOR adjusted by
a specified
spread.                                15,000,109     07/01/03              --

Agreement with
Deutsche Bank AG
dated July 31,
2002 to receive
semi-annually the
notional amount
multiplied by the
three month
LIBOR-BBA and pay
quarterly the
notional amount
multiplied by
5.86%                                  24,344,349     08/02/32      (2,715,264)

Agreement with
Deutsche Bank AG
dated July 31,
2002 to pay
quarterly the
notional amount
multiplied by the
three month
LIBOR-BBA and
receive
semi-annually the
notional amount
multiplied by
5.7756%                                21,693,259     08/02/22       2,053,788

Agreement with
Deutsche Bank AG
dated August 8,
2002 to pay
quarterly the
notional amount
multiplied by the
three month
LIBOR-BBA and
receive
semi-annually the
notional amount
multiplied by
3.7575%                               153,630,000     08/12/05       2,719,251

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated July
30, 2002 to
receive quarterly
the notional
amount multiplied
by the three
month USD
LIBOR-BBA and pay
semi-annually the
notional amount
multiplied by
5.919%                                  48,888,992    08/01/32      (5,853,143)

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated July
30, 2002 to pay
quarterly the
notional amount
multiplied by the
three month USD
LIBOR-BBA and
receive
semi-annually the
notional amount
multiplied by
5.845%                                  43,565,000    08/01/22       4,519,715

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated July
31, 2002 to pay
monthly the
notional amount
multiplied by the
one month
USD-LIBOR-BBA and
receive (pay)
monthly the
notional amount
multiplied by the
Lehman Brothers
High Yield Index.                        4,230,903    02/01/04          (3,271)

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated August
8, 2002 to
receive quarterly
the notional
amount multiplied
by the three
month USD
LIBOR-BBA and pay
semi-annually the
notional amount
multiplied by
5.689%                                  24,344,349    08/12/32      (2,078,442)

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated August
8, 2002 to pay
quarterly the
notional amount
multiplied by the
three month USD
LIBOR-BBA and
receive
semi-annually the
notional amount
multiplied by
5.601%                                  21,693,259    08/12/22       1,596,549

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
September 13,
2002 to pay at
maturity the
notional amount
multiplied by the
six month
USD-LIBOR-BBA and
receive at
maturity the
notional amount
multiplied by the
change in net
asset value of
the i shares
GSInvestment of
Corporate Bond
Fund                                    82,180,102    03/18/03         273,693

Agreement with
Morgan Stanley
Capital Services,
Inc.dated
September 28,
2000 to pay
semi-annually the
notional
multiplied by
6.94% and receive
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA.                           2,000,000    10/02/10        (355,389)

Agreement with
Morgan Stanley
Capital Services,
Inc.dated May 15,
2002 to receive
semi-annually the
notional
multiplied by
5.7775% and pay
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA.                          15,000,000    05/17/12       1,597,411

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated July 31,
2002 to pay
semi-annually the
notional
multiplied by
5.152% and
receive quarterly
the notional
amount multiplied
by the three
month
USD-LIBOR-BBA.                          21,082,941    08/02/12      (1,448,314)

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated July 31,
2002 to receive
semi-annually the
notional
multiplied by
5.7756% and pay
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA.                          21,693,259    08/02/22       2,049,448
------------------------------------------------------------------------------
                                                                   $11,310,414
------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $42,167 of securities on
loan (identified cost $4,729,939,370) (Note 1)                               $4,285,365,888
-------------------------------------------------------------------------------------------
Cash                                                                             10,137,004
-------------------------------------------------------------------------------------------
Foreign currency (cost $10,562,382) (Note 1)                                     10,550,165
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        81,651,299
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           17,226,446
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  137,956,779
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                      28,433,184
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                           1,511,664
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                         1,295,261
-------------------------------------------------------------------------------------------
Total assets                                                                  4,574,127,690

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                             1,233,562
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                146,994,477
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        8,396,196
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      5,815,618
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          365,944
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       214,554
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          8,098
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            2,363,074
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                         17,122,770
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                              3,893,350
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                            1,452,760
-------------------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $2,498,896) (Note 1)                                                     4,373,177
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$85,599,863) (Note 1)                                                            85,708,635
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   47,128
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              491,287
-------------------------------------------------------------------------------------------
Total liabilities                                                               278,480,630
-------------------------------------------------------------------------------------------
Net assets                                                                   $4,295,647,060

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $5,658,983,904
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (18,222,277)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (902,957,151)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (442,157,416)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $4,295,647,060

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,296,859,480 divided by 145,808,785 shares)                                        $8.89
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.89)*                                $9.33
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($696,733,214 divided by 78,847,980 shares)**                                         $8.84
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($26,672,585 divided by 3,011,716 shares)**                                           $8.86
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,258,272,794 divided by 255,616,484 shares)                                        $8.83
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.83)*                                $9.13
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($17,108,987 divided by 1,923,680 shares)                                             $8.89
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $339,427,185
-------------------------------------------------------------------------------------------
Dividends                                                                         7,803,382
-------------------------------------------------------------------------------------------
Securities lending                                                                    2,170
-------------------------------------------------------------------------------------------
Total investment income                                                         347,232,737

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 21,314,896
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    4,220,283
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    40,707
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     44,960
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,413,390
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             6,891,881
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               212,278
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             9,077,193
-------------------------------------------------------------------------------------------
Other                                                                             1,475,794
-------------------------------------------------------------------------------------------
Total expenses                                                                   46,691,382
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (414,383)
-------------------------------------------------------------------------------------------
Net expenses                                                                     46,276,999
-------------------------------------------------------------------------------------------
Net investment income                                                           300,955,738
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                              (272,768,480)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   4,115,221
-------------------------------------------------------------------------------------------
Net realized gain on written options (Note 1)                                        76,610
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                       3,307,630
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                     (2,894,577)
-------------------------------------------------------------------------------------------
Net realized loss on credit default transactions (Note 1)                           (62,099)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                               (2,686,309)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts, swap contracts, credit default contracts, and TBA sale commitments during the
year                                                                            118,109,115
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (152,802,889)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $148,152,849
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                      Year ended September 30
                                                              ------------------------------------
                                                                    2002                      2001
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                       $300,955,738              $294,087,201
--------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                (268,225,695)             (180,204,437)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies             115,422,806              (122,444,597)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                   148,152,849                (8,561,833)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
 From net investment income
  Class A                                                   (109,749,981)              (89,234,517)
--------------------------------------------------------------------------------------------------
  Class B                                                    (50,665,142)              (66,925,954)
--------------------------------------------------------------------------------------------------
  Class C                                                     (1,526,998)               (1,052,175)
--------------------------------------------------------------------------------------------------
  Class M                                                   (142,124,299)              (76,953,155)
--------------------------------------------------------------------------------------------------
  Class Y                                                     (1,916,838)               (1,524,562)
--------------------------------------------------------------------------------------------------
 Return of capital
  Class A                                                     (7,180,279)              (28,554,844)
--------------------------------------------------------------------------------------------------
  Class B                                                     (3,314,714)              (21,416,155)
--------------------------------------------------------------------------------------------------
  Class C                                                        (99,902)                 (336,694)
--------------------------------------------------------------------------------------------------
  Class M                                                     (9,298,337)              (24,624,836)
--------------------------------------------------------------------------------------------------
  Class Y                                                       (125,407)                 (487,856)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)            944,756,162               295,950,962
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      766,907,114               (23,721,619)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                          3,528,739,946             3,552,461,565
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $18,222,277 and $42,865,318,
respectively)                                             $4,295,647,060            $3,528,739,946
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002          2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.26        $10.13       $10.77       $11.66       $12.70
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .73           .84          .92          .91          .99
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.31)         (.81)        (.61)        (.87)       (1.17)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .42           .03          .31          .04         (.18)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.74)         (.68)        (.95)        (.92)        (.70)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --            --           --           --         (.16)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.05)         (.22)          -- (d)     (.01)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.79)         (.90)        (.95)        (.93)        (.86)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.89         $9.26       $10.13       $10.77       $11.66
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.61           .22         2.96          .31        (1.67)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,296,859    $1,378,591   $1,285,717   $1,506,532   $1,911,024
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .94           .95          .94          .94          .97
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.96          8.75         8.73         8.04         7.88
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                209.42 (e)(f) 150.11 (e)   142.85       142.29       188.75
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002           2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.22         $10.09       $10.72       $11.61       $12.65
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .66            .79          .83          .82          .89
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.32)          (.83)        (.59)        (.87)       (1.17)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .34           (.04)         .24         (.05)        (.28)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.68)          (.63)        (.87)        (.83)        (.60)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --             --           --           --         (.16)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.04)          (.20)          -- (d)     (.01)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.72)          (.83)        (.87)        (.84)        (.76)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.84          $9.22       $10.09       $10.72       $11.61
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.70           (.53)        2.30         (.47)       (2.42)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $696,733       $738,611   $1,214,668   $1,722,284   $2,174,770
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.69           1.70         1.69         1.69         1.72
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.20           8.01         7.96         7.29         7.13
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                209.42 (e)(f)  150.11 (e)   142.85       142.29       188.75
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
                                                                            February 1,
Per-share                                                                    1999+ to
operating performance                       Year ended September 30          Sept. 30
----------------------------------------------------------------------------------------
                                        2002          2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.24        $10.11       $10.75       $11.51
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .65           .77          .84          .59
----------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.31)         (.81)        (.61)        (.75)
----------------------------------------------------------------------------------------
Total from
investment operations                    .34          (.04)         .23         (.16)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.68)         (.63)        (.87)        (.60)
----------------------------------------------------------------------------------------
From return of capital                  (.04)         (.20)          -- (d)       -- (d)
----------------------------------------------------------------------------------------
Total distributions                     (.72)         (.83)        (.87)        (.60)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.86         $9.24       $10.11       $10.75
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.72          (.50)        2.22        (1.40)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $26,673       $18,589      $12,441       $6,301
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.69          1.70         1.69         1.12*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.17          7.96         8.07         5.00*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                209.42 (e)(f) 150.11 (e)   142.85       142.29
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002           2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.22         $10.09       $10.73       $11.62       $12.67
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .70            .81          .88          .87          .96
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.32)          (.80)        (.59)        (.86)       (1.18)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .38            .01          .29          .01         (.22)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.72)          (.67)        (.93)        (.89)        (.67)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --             --           --           --         (.16)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.05)          (.21)          -- (d)     (.01)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.77)          (.88)        (.93)        (.90)        (.83)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.83          $9.22       $10.09       $10.73       $11.62
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.13           (.02)        2.74          .09        (1.97)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,258,273     $1,368,935   $1,022,625   $1,066,821   $1,019,477
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.19           1.20         1.19         1.19         1.22
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.68           8.47         8.48         7.81         7.69
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                209.42 (e)(f)  150.11 (e)   142.85       142.29       188.75
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002           2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.28         $10.15       $10.78       $11.66       $12.70
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .77            .85          .92          .93         1.03
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.34)          (.80)        (.57)        (.86)       (1.18)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .43            .05          .35          .07         (.15)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.77)          (.70)        (.98)        (.94)        (.73)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --             --           --           --         (.16)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.05)          (.22)          -- (d)     (.01)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.82)          (.92)        (.98)        (.95)        (.89)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.89          $9.28       $10.15       $10.78       $11.66
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.65            .48         3.29          .63        (1.40)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $17,109        $24,014      $17,010      $17,149      $19,358
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .69            .70          .69          .69          .72
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.20           8.98         8.97         8.27         8.15
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                209.42 (e)(f)  150.11 (e)   142.85       142.29       188.75
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS

September 30, 2002

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital by allocating its investments among the U.S. government sector, high-yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Total return swap contracts The fund may engage in total return swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its market exposure the fund may enter into total return swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. A portion of the payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.

J) Credit default contracts The fund may engage in credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the funds books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recorded, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counter party may default on its obligation to perform.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

M) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2002, the value of securities loaned amounted to $42,167. The fund received cash collateral of $47,128 which is pooled with collateral of other Putnam funds into 24 issuers of high grade short-term investments.

N) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2002, the fund had no borrowings against the line of credit.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2002, the fund had a capital loss carryover of approximately $579,664,000 available to the extent allowed by tax law to offset future capital gains, if any. This amount includes approximately $34,895,000 of capital losses acquired in connection with the acquisition of Putnam Strategic Income Fund which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,976,000    September 30, 2005
    30,612,000    September 30, 2006
    77,029,000    September 30, 2007
   234,610,000    September 30, 2008
   110,841,000    September 30, 2009
   122,596,000    September 30, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2003 approximately $321,987,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, straddle loss deferrals and income for Swap Contracts. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2002, the fund reclassified $29,670,561 to decrease distributions in excess of net investment income and $30,027,647 to increase paid-in-capital, with an increase to accumulated net realized losses of $59,698,208.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation                             $150,308,069
Unrealized depreciation                             (612,041,567)
                                            --------------------
Net unrealized depreciation                         (461,733,498)
Undistributed ordinary income                                 --
Capital loss carryforward                           (579,663,735)
Post October loss                                   (321,987,256)
Cost for federal income
tax purposes                                      $4,747,099,386

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2002, the fund's expenses were reduced by $414,383 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,128 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $144,696 and $3,009,907 from the sale of class A and class M shares, respectively, and received $1,217,390 and $7,039 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2002, Putnam Retail Management, acting as underwriter received $46,240 and no monies on class A and class M redemptions, respectively.

Note 3
Purchase and sales of securities

During the year ended September 30, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $5,877,406,046 and $5,246,801,415, respectively. Purchases and sales of U.S. government obligations aggregated $5,099,135,265 and $4,971,116,195, respectively.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                              29,705,194             183,050
---------------------------------------------------------------------------
Options expired                            (22,800,000)            (41,570)
---------------------------------------------------------------------------
Options closed                              (6,905,194)           (141,480)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                         --                 $--
---------------------------------------------------------------------------

The fund may enter into transactions consisting of a sale by the fund of securities, together with a commitment to repurchase similar securities at a future date. If the counterparty to whom the fund sells the security becomes insolvent, a fund's right to repurchase the security may be restricted. The value of the security may change over the term of the transaction. The portfolio turnover calculation excludes these transactions.

Note 4
Capital shares

At September 30, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,633,272        $254,898,229
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions:                            8,915,993          81,952,285
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Strategic Income Fund                        7,616,633          69,680,180
---------------------------------------------------------------------------
                                            44,165,898         406,530,694

Shares repurchased                         (47,217,393)       (434,359,526)
---------------------------------------------------------------------------
Net decrease                                (3,051,495)       $(27,828,832)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,486,075        $525,711,553
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions:                            8,613,679          83,885,502
---------------------------------------------------------------------------
                                            63,099,754         609,597,055

Shares repurchased                         (41,152,766)       (400,681,336)
---------------------------------------------------------------------------
Net increase                                21,946,988        $208,915,719
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,313,180        $103,541,357
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,075,790          37,264,449
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Strategic Income Fund                       10,307,568          93,863,976
---------------------------------------------------------------------------
                                            25,696,538         234,669,782

Shares repurchased                         (26,982,277)       (247,343,663)
---------------------------------------------------------------------------
Net decrease                                (1,285,739)       $(12,673,881)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,729,927        $143,075,844
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             6,207,090          60,273,459
---------------------------------------------------------------------------
                                            20,937,017         203,349,303

Shares repurchased                         (61,239,423)       (588,195,773)
---------------------------------------------------------------------------
Net decrease                               (40,302,406)      $(384,846,470)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,462,201         $22,686,678
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               126,445           1,156,823
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Strategic Income Fund                          637,938           5,820,903
---------------------------------------------------------------------------
                                             3,226,584          29,664,404

Shares repurchased                          (2,227,693)        (20,555,866)
---------------------------------------------------------------------------
Net increase                                   998,891          $9,108,538
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,265,898         $12,332,763
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               102,580             975,179
---------------------------------------------------------------------------
                                             1,368,478          13,307,942

Shares repurchased                            (586,748)         (5,657,122)
---------------------------------------------------------------------------
Net increase                                   781,730          $7,650,820
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                130,736,559      $1,199,012,798
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               952,177           8,765,449
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Strategic Income Fund                          556,924           5,068,823
---------------------------------------------------------------------------
                                           132,245,660       1,212,847,070

Shares repurchased                         (25,169,014)       (230,861,081)
---------------------------------------------------------------------------
Net increase                               107,076,646        $981,985,989
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 84,021,734        $812,440,963
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               340,670           3,305,690
---------------------------------------------------------------------------
                                            84,362,404         815,746,653

Shares repurchased                         (37,207,162)       (360,621,945)
---------------------------------------------------------------------------
Net increase                                47,155,242        $455,124,708
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    851,500          $7,723,644
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               220,341           2,042,245
---------------------------------------------------------------------------
                                             1,071,841           9,765,889

Shares repurchased                          (1,736,884)        (15,601,541)
---------------------------------------------------------------------------
Net decrease                                  (665,043)        $(5,835,652)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,186,361         $21,338,266
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               201,242           2,012,418
---------------------------------------------------------------------------
                                             2,387,603          23,350,684

Shares repurchased                          (1,475,451)        (14,244,499)
---------------------------------------------------------------------------
Net increase                                   912,152          $9,106,185
---------------------------------------------------------------------------

Note 5
Transactions with affiliated companies

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                                              Purchase               Sales            Dividend              Market
Affiliates                                        cost                cost              Income               Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Fitzgerald Gaming Corp.                           $--                 $--                 $--                 $--
PSF Holdings LLC Class A                           --                  --                  --          17,149,432
------------------------------------------------------------------------------------------------------------------
  Totals                                          $--                 $--                 $--         $17,149,432
------------------------------------------------------------------------------------------------------------------

Market value amounts are shown for issues that are affiliated at period end.



Note 6
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to October 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.

Note 7
Acquisition of Putnam Strategic
Income Fund

On June 21, 2002, the fund issued 7,616,633, 10,307,568, 637,938, and
556,924 of class A, class B, class C and class M shares to acquire Putnam Strategic Income Fund net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Strategic Income Fund on June 21, 2002, valuation date, were $4,061,958,371 and $174,433,928 respectively. On June 21, 2002, Putnam Strategic Income Fund had unrealized depreciation of $21,071,171.

The aggregate net assets of the fund immediately following the acquisition were $4,236,392,299.


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended September 30, 2002, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is primarily due to foreign currency losses.

The fund has designated 1.06% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments Trust             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of September 30, 2002,
  there were 103 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments Trust and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments
Executive Vice President,                                        Trust and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments Trust and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments Trust
Principal Accounting
Officer

Karnig H. Durgarian                Since 2002                    Senior Managing Director of Putnam
(1/13/56),Vice President and                                     Investments Trust
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director of Putnam
(6/27/58), Vice President and                                    Investments Trust
Principal Financial Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments Trust and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        Trust and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments Trust and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments
(10/31/63), Vice President                                       Trust and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments
(8/25/54),                                                       Trust, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments Trust and Putnam Management
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998, Managing
Vice President                                                   Director, Swiss Bank Corp.

Stephen C. Peacher                 Since 2002                    Managing Director of Putnam
(6/15/64),                                                       Management
Vice President

Kevin M. Cronin                    Since 2001                    Managing Director of Putnam
(6/13/61),                                                       Management
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Kevin M. Cronin
Vice President

Stephen C. Peacher
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN028-84062  075/387/803/2BC  11/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Diversified Income Trust
Supplement to Annual Report dated 9/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 9/30/02

                                                      NAV
1 year                                               4.65%
5 years                                              7.76
Annual average                                       1.51
10 years                                            65.43
Annual average                                       5.16
Life of fund (since class A inception, 10/3/88)
Annual average                                       6.97

Share value:                                          NAV
9/30/01                                             $9.28
9/30/02                                             $8.89
----------------------------------------------------------------------------
Distributions:    No.   Income   Capital gains    Return of capital   Total
                  12   $0.7659        --              $0.0501       $0.8160
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.